UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2011

Date of reporting period:	2/28/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT	FEBRUARY 28, 2011

Prudential Jennison Select Growth Fund

Fund Type Large cap stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

April 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Select Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Select Growth Fund

Prudential Jennison Select Growth Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.76%; Class B, 2.46%; Class C, 2.46%; Class L, 1.96%; Class M, 2.46%; Class X, 2.46%; Class Z, 1.46%. Net operating expenses: Class A, 1.64%; Class B, 2.39%; Class C, 2.39%; Class L, 1.89%; Class M, 2.39%; Class X, 2.39%; Class Z, 1.39%, after contractual reduction through 6/30/2012 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 2/28/11
	One Year	Five Years	Ten Years	Since Inception
Class A	19.81%	20.47%	20.14%	—
Class B	18.94	16.21	11.57	—
Class C	18.94	16.21	11.57	—
Class L	19.51	N/A	N/A	5.33% (10/29/07)
Class M	18.94	N/A	N/A	3.58 (10/29/07)
Class X	18.94	N/A	N/A	3.58 (10/29/07)
Class Z	20.11	22.06	23.39	—
Russell 1000 Growth Index	24.94	25.33	19.52	—
S&P 500 Index	22.59	15.22	29.48	—
Lipper Large-Cap Growth Funds Avg.	22.79	16.90	17.36	—

Average Annual Total Returns (With Sales Charges) as of 3/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	6.30%	2.70%	2.08%	—
Class B	6.62	2.95	1.92	—
Class C	10.63	3.10	1.91	—
Class L	5.71	N/A	N/A	–0.31% (10/29/07)
Class M	5.62	N/A	N/A	0.06 (10/29/07)
Class X	5.62	N/A	N/A	–0.24 (10/29/07)
Class Z	12.80	4.14	2.94	—
Russell 1000 Growth Index	18.26	4.34	2.99	—
S&P 500 Index	15.66	2.63	3.29	—
Lipper Large-Cap Growth Funds Avg.	16.06	2.91	2.47	—

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Average Annual Total Returns (With Sales Charges) as of 2/28/11
	One Year	Five Year	Ten Year	Since Inception
Class A	13.22%	2.63%	1.28%	—
Class B	13.94	2.87	1.10	—
Class C	17.94	3.05	1.10	—
Class L	12.63	N/A	N/A	–0.22% (10/29/07)
Class M	12.94	N/A	N/A	0.17 (10/29/07)
Class X	12.94	N/A	N/A	–0.13 (10/29/07)
Class Z	20.11	4.07	2.12	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/11
	One Year	Five Year	Ten Year	Since Inception
Class A	19.81%	3.79%	1.85%	—
Class B	18.94	3.05	1.10	—
Class C	18.94	3.05	1.10	—
Class L	19.51	N/A	N/A	1.57% (10/29/07)
Class M	18.94	N/A	N/A	1.06 (10/29/07)
Class X	18.94	N/A	N/A	1.06 (10/29/07)
Class Z	20.11	4.07	2.12	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2001) and the account values at

Prudential Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

the end of the current fiscal year (February 28, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A and Class L have a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares are not subject to a front-end sales charge, but have a 12b-1 fee of 1.00% and 1.00%, respectively, and charge a CDSC of 6.00% and 6.00%, respectively. Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 2/28/11 is 0.19% for Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 3/31/11 is 0.09% for Class L, Class M, and Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 2/28/11 is –7.61% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 3/31/11 is –2.28% for Class L, Class M, and Class X.

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Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/11 is –6.40% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/11 is –1.92% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/11
Apple, Inc., Computers & Peripherals	5.6%
Schlumberger Ltd., Energy Equipment & Services	4.7
Amazon.com, Inc., Internet & Catalog Retail	4.2
Google, Inc. (Class A Stock), Internet Software & Services	3.9
Walt Disney Co. (The), Media	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/11
Computers & Peripherals	9.9%
Software	9.1
Textiles, Apparel & Luxury Goods	7.5
Internet Software & Services	7.1
Pharmaceuticals	6.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Select Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Select Growth Fund’s Class A shares returned 19.81% in the 12-months ended February 28, 2011, underperforming the 24.94% return of the benchmark Russell 1000® Growth Index (the Growth Index), the 22.59% return of the style neutral S&P 500 Index, and the 22.79% return of the Lipper Large-Cap Growth Funds Average.

With the exception of healthcare, every sector in the Growth Index posted a double-digit gain, led by 30%-plus advances in energy, industrials, and consumer discretionary. The Fund’s consumer discretionary and energy holdings posted gains of 30% or more, as well, while holdings in financials and healthcare declined. The Fund’s underperformance was primarily due to its healthcare, industrials, and financial holdings.

How is the Fund managed?

A Jennison Associates team manages the Fund, which seeks long-term growth of capital by investing in a focused portfolio of primarily larger-cap stocks believed to have sustainable, above-market growth in revenues, earnings, and cash flows. The Fund is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies.

What was the market environment like for stocks?

U.S. equity market strength at the beginning and end of the reporting period, aided by continued, albeit slow, economic growth, more than offset declines during the period’s middle months, when the expansion appeared to be losing steam.

When the reporting period began on March 1, 2010, distressed sale prices, low interest rates, increased availability of mortgage credit, and tax credits stimulated housing activity. Manufacturing activity picked up, and corporate profits improved largely due to workforce and inventory reductions.

Clouds began to gather during the second quarter of 2010, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators.

In Europe, a sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated.

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Domestic markets saw additional volatility linked to turns in Washington policy debates. In March, an overhaul in the U.S. healthcare system was enacted. In July, sweeping financial regulatory legislation was passed.

At the end of the period, consumer spending, retail sales, and personal income were rising. However, business production and housing measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investing and hiring.

Which holdings made the largest positive contributions to the Fund’s return?

Stock selection contributed positively to return in information technology, where Baidu, VMware, NetApp, and Apple each rose 65% or more. Baidu is the world’s dominant Chinese-language Internet search engine. The Jennison team believes the Chinese search market is still in its early stage of growth and likes Baidu’s improving execution and exploration of long-term business opportunities. Cloud-computing pioneer VMware used product cycles to upgrade customers to bigger license agreements and increased its share in the market of servers not yet virtualized. NetApp, which provides technology that simplifies storing, managing, protecting, and archiving enterprise data, rose on growth in the storage business spurred by increased digital content. The strong launch of iPad, success of iPhones, international opportunities, and steady growth in Mac personal computers made 2010 another good year for Apple.

In the consumer discretionary sector, Amazon.com’s strong earnings reflected market share gains and the ongoing secular shift toward e-commerce. Strong earnings also propelled Coach, the luxury bag and accessories retailer, Nike, the world’s largest sportswear company, Walt Disney, the number one media conglomerate, and Polo Ralph Lauren, maker of apparel, accessories, home furnishings, and fragrances.

Which holdings detracted most from the Fund’s return?

In healthcare, stock selection and an overweight position were detrimental, especially earlier in the period when uncertainty about U.S. regulatory reform and the European sovereign debt crisis took a toll. Medco Health Solutions declined on price competition and indications that generic launches would likely contribute less to earnings in 2011 than in 2010. Gilead Sciences dropped on concerns that healthcare reforms and exposure to European markets would reduce its growth rate. Baxter International fell on weakness in its blood plasma products business.

In industrials, Netherlands-based Royal Philips Electronics declined on management’s cautious outlook as well as disappointing earnings and sales reports from companies

Prudential Jennison Select Growth Fund	7

Strategy and Performance Overview (continued)

in similar business sectors. Quanta Services fell on revenue and earnings guidance that was lower than anticipated.

Although a relatively small weight in the Fund, financials holdings detracted from its return, reflecting, in part, exposure to industries most likely to be affected by yet undefined regulation. Charles Schwab declined as low interest rates precipitated fee waivers on money market funds and reduced income on cash balances, weakening the company’s earnings power.

Holdings in consumer staples failed to keep pace, as the benchmark’s tobacco constituents (not held in the Fund) outperformed dramatically. The Fund had underweight positions in materials and energy that detracted from its relative performance, as well.

Were there significant changes to the portfolio?

Over the course of the period, the Jennison team increased the Fund’s weights in the consumer discretionary, industrials, and materials sectors, but decreased its weights in the healthcare and financials sectors. Positions were established in companies such as International Business Machines, Oracle, United Parcel Service, and Monsanto. Positions were eliminated in other securities such as Apache, Unilever, and Microsoft.

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Comments on Five Largest Holdings

As of 2/28/11

5.6%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking tools, as well. The Jennison team believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

4.7%	Schlumberger Ltd., Energy Equipment & Services

The Jennison team believes that oil services company Schlumberger is positioned to benefit from a moderately paced, oil-directed spending recovery internationally over the next several years. The company continues to develop new products and technologies providing dominant market share in what Jennison considers important secular growth markets.

4.2%	Amazon.com, Inc., Internet & Catalog Retail

The Jennison team views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing shift toward e-commerce. Jennison expects Amazon to continue to gain market share in both overall retail and e-commerce.

3.9%	Google, Inc. (Class A Stock), Internet Software & Services

The Jennison team believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. Jennison believes the company is investing wisely in its business to take advantage of opportunities in display, video, and mobile.

3.7%	Walt Disney Co. (The), Media

Walt Disney is the world’s largest media conglomerate with businesses in movies, television, publishing, and theme parks. The Jennison team considers the Disney portfolio one of the media sector’s most balanced and best positioned for growth. By creating content that can be leveraged across the company, Disney is increasing the number of revenue streams, which should reduce the volatility of earnings and increase returns on invested capital. The company is stressing the importance of creating new products that have the potential to generate profits for the company’s studio, consumer products, and parks and resorts segments.

Prudential Jennison Select Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2010, at the beginning of the period, and held through the six-month period ended February 28, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Select Growth Fund		Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,285.90	1.57%	$8.90
	Hypothetical	$1,000.00	$1,017.01	1.57%	$7.85

Class B	Actual	$1,000.00	$1,281.60	2.32%	$13.12
	Hypothetical	$1,000.00	$1,013.29	2.32%	$11.58

Class C	Actual	$1,000.00	$1,281.60	2.32%	$13.12
	Hypothetical	$1,000.00	$1,013.29	2.32%	$11.58

Class L	Actual**	$1,000.00	$1,285.10	1.82%	$10.31
	Hypothetical	$1,000.00	$1,015.77	1.82%	$9.10

Class M	Actual**	$1,000.00	$1,281.60	2.32%	$13.12
	Hypothetical	$1,000.00	$1,013.29	2.32%	$11.58

Class X	Actual**	$1,000.00	$1,281.60	2.32%	$13.12
	Hypothetical	$1,000.00	$1,013.29	2.32%	$11.58

Class Z	Actual	$1,000.00	$1,288.60	1.32%	$7.49
	Hypothetical	$1,000.00	$1,018.25	1.32%	$6.61

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2011, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.7%
COMMON STOCKS

Aerospace & Defense 4.5%
34,026	Precision Castparts Corp.	$4,823,186
48,684	United Technologies Corp.	4,067,061

		8,890,247

Air Freight & Logistics 2.5%
66,064	United Parcel Service, Inc. (Class B Stock)	4,875,523

Auto Components 1.0%
25,426	BorgWarner, Inc.(a)(b)	1,973,312

Biotechnology 1.1%
39,660	Celgene Corp.(b)	2,105,946

Capital Markets 1.9%
22,586	Goldman Sachs Group, Inc. (The)	3,699,135

Chemicals 4.4%
72,003	E.I. du Pont de Nemours & Co.	3,950,805
65,605	Monsanto Co.	4,716,343

		8,667,148

Communications Equipment 6.0%
110,230	Juniper Networks, Inc.(b)	4,850,120
116,434	QUALCOMM, Inc.	6,937,138

		11,787,258

Computers & Peripherals 9.9%
31,433	Apple, Inc.(b)	11,102,450
74,724	EMC Corp.(b)	2,033,240
125,454	NetApp, Inc.(a)(b)	6,480,953

		19,616,643

Consumer Finance 1.4%
65,242	American Express Co.	2,842,594

Energy Equipment & Services 4.7%
98,661	Schlumberger Ltd.(a)	9,216,911

Food & Staples Retailing 2.2%
57,499	Costco Wholesale Corp.	4,300,350

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products 2.1%
68,786	Mead Johnson Nutrition Co.	$4,116,842

Healthcare Providers & Services 2.3%
80,311	Express Scripts, Inc.(b)	4,515,084

Hotels, Restaurants & Leisure 1.6%
43,087	McDonald’s Corp.	3,260,824

Internet & Catalog Retail 4.2%
48,191	Amazon.com, Inc.(b)	8,351,018

Internet Software & Services 7.1%
53,151	Baidu, Inc. (China), ADR(b)	6,439,775
12,466	Google, Inc. (Class A Stock)(b)	7,646,644

		14,086,419

IT Services 5.9%
44,198	International Business Machines Corp.	7,154,772
18,899	MasterCard, Inc. (Class A Stock)	4,546,344

		11,701,116

Life Sciences Tools & Services 2.0%
91,858	Agilent Technologies, Inc.(b)	3,865,385

Machinery 2.7%
21,061	Deere & Co.	1,898,649
73,919	Ingersoll-Rand PLC	3,348,531

		5,247,180

Media 3.7%
166,689	Walt Disney Co. (The)	7,290,977

Oil, Gas & Consumable Fuels 2.3%
45,464	Occidental Petroleum Corp.	4,635,964

Personal Products 1.7%
35,883	Estee Lauder Cos., Inc. (The) (Class A Stock)	3,387,714

Pharmaceuticals 6.9%
53,575	Allergan, Inc.	3,973,658
12,829	Novo Nordisk A/S (Denmark), ADR	1,624,921

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
51,541	Shire PLC (Ireland), ADR	$4,381,500
73,808	Teva Pharmaceutical Industries Ltd. (Israel), ADR	3,697,781

		13,677,860

Software 9.1%
194,396	Oracle Corp.	6,395,629
49,618	Red Hat, Inc.(b)	2,048,231
24,349	Salesforce.com, Inc.(b)	3,220,642
75,423	VMware, Inc. (Class A Stock)(b)	6,309,134

		17,973,636

Textiles, Apparel & Luxury Goods 7.5%
72,030	Coach, Inc.	3,955,888
67,617	NIKE, Inc. (Class B Stock)	6,019,941
38,608	Polo Ralph Lauren Corp.	4,892,020

		14,867,849

	Total long-term investments (cost $132,774,558)	194,952,935

SHORT-TERM INVESTMENT 8.2%

Affiliated Money Market Mutual Fund
16,126,448	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $16,126,448; includes $13,382,985 of cash collateral received for securities on loan) (Note 3)(c)(d)	16,126,448

	Total Investments 106.9% (cost $148,901,006; Note 5)	211,079,383
	Liabilities in excess of other assets (6.9%)	(13,658,040)

	Net Assets 100.0%	$197,421,343

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,086,983; cash collateral of $13,382,985 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	15

Portfolio of Investments

as of February 28, 2011 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$194,952,935	$—	$—
Affiliated Money Market Mutual Fund	16,126,448	—	—

Total	$211,079,383	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2011 were as follows:

Computers & Peripherals	9.9%
Software	9.1
Affiliated Money Market Mutual Fund (including 6.8% of collateral received for securities on loan)	8.2
Textiles, Apparel & Luxury Goods	7.5
Internet Software & Services	7.1
Pharmaceuticals	6.9
Communications Equipment	6.0
IT Services	5.9
Energy Equipment & Services	4.7
Aerospace & Defense	4.5
Chemicals	4.4
Internet & Catalog Retail	4.2
Media	3.7
Machinery	2.7

See Notes to Financial Statements.

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Air Freight & Logistics	2.5%
Healthcare Providers & Services	2.3
Oil, Gas & Consumable Fuels	2.3
Food & Staples Retailing	2.2
Food Products	2.1
Life Sciences Tools & Services	2.0
Capital Markets	1.9
Personal Products	1.7
Hotels, Restaurants & Leisure	1.6
Consumer Finance	1.4
Biotechnology	1.1
Auto Components	1.0

106.9
Liabilities in excess of other assets	(6.9)

100.0%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	17

Statement of Assets and Liabilities

as of February 28, 2011

Assets
Investments at value, including securities on loan of $13,086,983:
Unaffiliated investments (cost $132,774,558)	$194,952,935
Affiliated investments (cost $16,126,448)	16,126,448
Cash	15
Dividends receivable	197,851
Receivable for investments sold	175,215
Receivable for Fund shares sold	118,524
Foreign tax reclaim receivable	6,938
Prepaid expenses	1,832

Total assets	211,579,758

Liabilities
Payable to broker for collateral for securities on loan	13,382,985
Payable for Fund shares reacquired	304,202
Accrued expenses and other liabilities	225,697
Management fee payable	137,235
Distribution fee payable	70,553
Affiliated transfer agent fee payable	34,020
Deferred trustees’ fees	3,723

Total liabilities	14,158,415

Net Assets	$197,421,343

Net assets were comprised of:
Shares of beneficial interest, at par	$22,989
Paid-in capital in excess of par	180,811,194

180,834,183
Accumulated net investment loss	(3,723)
Accumulated net realized loss on investment transactions	(45,587,494)
Net unrealized appreciation on investments	62,178,377

Net Assets, February 28, 2011	$197,421,343

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($122,173,965 ÷ 13,927,676 shares of beneficial interest issued and outstanding)	$8.77
Maximum sales charge (5.50% of offering price)	.51

Maximum offering price to public	$9.28

Class B
Net asset value, offering price and redemption price per share ($8,526,750 ÷ 1,052,512 shares of beneficial interest issued and outstanding)	$8.10

Class C
Net asset value, offering price and redemption price per share ($34,631,490 ÷ 4,277,313 shares of beneficial interest issued and outstanding)	$8.10

Class L
Net asset value, offering price and redemption price per share ($20,953,612 ÷ 2,408,542 shares of beneficial interest issued and outstanding)	$8.70

Class M
Net asset value, offering price and redemption price per share ($3,366,749 ÷ 415,545 shares of beneficial interest issued and outstanding)	$8.10

Class X
Net asset value, offering price and redemption price per share ($3,687,774 ÷ 455,301 shares of beneficial interest issued and outstanding)	$8.10

Class Z
Net asset value, offering price and redemption price per share ($4,081,003 ÷ 452,376 shares of beneficial interest issued and outstanding)	$9.02

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	19

Statement of Operations

Year Ended February 28, 2011

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $16,386)	$1,483,436
Affiliated income from securities loaned, net	16,307
Affiliated dividend income	10,911

Total income	1,510,654

Expenses
Management fee	1,651,125
Distribution fee—Class A	275,365
Distribution fee—Class B	78,344
Distribution fee—Class C	327,699
Distribution fee—Class L	100,275
Distribution fee—Class M	49,564
Distribution fee—Class X	43,013
Transfer agent’s fees and expenses (including affiliated expense of $249,400) (Note 3)	690,000
Reports to shareholders	105,000
Registration fees	94,000
Custodian’s fees and expenses	70,000
Audit fee	22,000
Legal fees and expenses	19,000
Trustees’ fees	15,000
Insurance	13,000
Loan Interest expense (Note 7)	33
Miscellaneous	7,837

Total expenses	3,561,255
Less: expense subsidy (Note 2)	(128,421)

Net expenses	3,432,834

Net investment loss	(1,922,180)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	21,413,084
Net change in unrealized appreciation (depreciation) on investments	13,518,755

Net gain on investments	34,931,839

Net Increase In Net Assets Resulting From Operations	$33,009,659

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2011	2010
Increase In Net Assets
Operations
Net investment loss	$(1,922,180)	$(926,948)
Net realized gain on investment transactions	21,413,084	16,509,444
Net change in unrealized appreciation (depreciation) on investments	13,518,755	46,165,657

Net increase in net assets resulting from operations	33,009,659	61,748,153

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	15,471,792	21,582,925
Cost of shares reacquired	(33,669,471)	(33,152,585)

Net decrease in net assets from Fund share transactions	(18,197,679)	(11,569,660)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	177,008	—

Total increase	14,988,988	50,178,493

Net Assets:
Beginning of year	182,432,355	132,253,862

End of year	$197,421,343	$182,432,355

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of four funds: Prudential Jennison Select Growth Fund (the “Fund”), Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein. The Trust was established as a Delaware business trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s) to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial

22	Visit our website at www.prudentialfunds.com

condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2011 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in open end, non exchange-traded mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Prudential Jennison Select Growth Fund	23

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential. PIM provides Jennison with certain research services

24	Visit our website at www.prudentialfunds.com

and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90% of the Funds’ average daily net assets up to and including $1 billion and .85% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90% for the year ended February 28, 2011.

Prudential Investments LLC (“PI”), as the Investment Manager of the Fund, has voluntarily agreed to waive up to 0.07% of its management fee to the extent that Fund expenses exceed 1.25% (excluding 12b-1 fees and certain other fees). This waiver arrangement is voluntary and may be modified or terminated at any time.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended February 28, 2011.

PIMS has advised the Fund that it has received $50,523 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2011. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2011, it received $230, $13,588, $885, $2,203 and $1,487 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Select Growth Fund	25

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended February 28, 2011, PIM has been compensated approximately $5,200 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2011, were $133,593,660 and $152,796,929, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended February 28, 2011, the adjustments were to decrease accumulated net investment loss by $1,924,557, decrease accumulated net realized loss on investments by $68,547,936 and decrease paid-in capital in excess of par by $70,472,493 due to the reclassification of a net operating loss and write-off of capital loss carryforward due to expiration. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

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There were no distributions paid during the years ended February 28, 2011 and February 28, 2010.

As of February 28, 2011, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$153,242,178	$58,442,052	$(604,847)	$57,837,205

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2011 of approximately $41,246,000 of which $14,571,000 expires in 2012 and $26,675,000 expires in 2017. The Fund utilized approximately $13,462,000 of its capital loss carryforward to offset net taxable gains realized in the year ended February 28, 2011. In addition, approximately $68,548,000 of its capital loss carryforward was written-off unused due to expiration. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses incurred will be required to be utilized prior to the utilization of losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Select Growth Fund	27

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M and Class X shares. Class A and L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

During the fiscal year ended February 28, 2011, the Fund received $177,008 related to an unaffiliated third-party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2011:
Shares sold	1,477,208	$11,265,324
Shares reacquired	(2,593,618)	(19,978,415)

Net increase (decrease) in shares outstanding before conversion	(1,116,410)	(8,713,091)
Shares issued upon conversion from Class B, Class M and Class X	822,048	6,357,626
Shares reacquired upon conversion into Class Z	(13,223)	(109,224)

Net increase (decrease) in shares outstanding	(307,585)	$(2,464,689)

Year ended February 28, 2010:
Shares sold	2,110,388	$13,486,581
Shares reacquired	(3,069,393)	(19,446,173)

Net increase (decrease) in shares outstanding before conversion	(959,005)	(5,959,592)
Shares issued upon conversion from Class B, Class M and Class X	1,551,794	9,665,074

Net increase (decrease) in shares outstanding	592,789	$3,705,482

Class B
Year ended February 28, 2011:
Shares sold	128,593	$934,090
Shares reacquired	(157,369)	(1,114,809)

Net increase (decrease) in shares outstanding before conversion	(28,776)	(180,719)
Shares reacquired upon conversion into Class A	(74,572)	(528,121)

Net increase (decrease) in shares outstanding	(103,348)	$(708,840)

Year ended February 28, 2010:
Shares sold	175,748	$1,046,024
Shares reacquired	(173,481)	(1,032,378)

Net increase (decrease) in shares outstanding before conversion	2,267	13,646
Shares reacquired upon conversion into Class A	(120,221)	(656,291)

Net increase (decrease) in shares outstanding	(117,954)	$(642,645)

Class C
Year ended February 28, 2011:
Shares sold	232,724	$1,686,249
Shares reacquired	(847,226)	(6,054,338)

Net increase (decrease) in shares outstanding before conversion	(614,502)	(4,368,089)
Shares reacquired upon conversion into Class Z	(7,182)	(54,873)

Net increase (decrease) in shares outstanding	(621,684)	$(4,422,962)

Year ended February 28, 2010:
Shares sold	648,308	$3,800,838
Shares reacquired	(905,933)	(5,519,602)

Net increase (decrease) in shares outstanding	(257,625)	$(1,718,764)

Prudential Jennison Select Growth Fund	29

Notes to Financial Statements

continued

Class L	Shares	Amount
Year ended February 28, 2011:
Shares sold	4,377	$34,495
Shares reacquired	(421,856)	(3,245,717)

Net increase (decrease) in shares outstanding	(417,479)	$(3,211,222)

Year ended February 28, 2010:
Shares sold	7,835	$54,154
Shares reacquired	(502,383)	(3,211,236)

Net increase (decrease) in shares outstanding	(494,548)	$(3,157,082)

Class M
Year ended February 28, 2011:
Shares sold	6,893	$49,894
Shares reacquired	(130,730)	(923,739)

Net increase (decrease) in shares outstanding before conversion	(123,837)	(873,845)
Shares reacquired upon conversion into Class A	(509,819)	(3,666,625)

Net increase (decrease) in shares outstanding	(633,656)	$(4,540,470)

Year ended February 28, 2010:
Shares sold	17,679	$97,594
Shares reacquired	(324,707)	(1,845,883)

Net increase (decrease) in shares outstanding before conversion	(307,028)	(1,748,289)
Shares reacquired upon conversion into Class A	(936,528)	(5,420,884)

Net increase (decrease) in shares outstanding	(1,243,556)	$(7,169,173)

Class X
Year ended February 28, 2011:
Shares sold	1,607	$11,271
Shares reacquired	(96,338)	(677,009)

Net increase (decrease) in shares outstanding before conversion	(94,731)	(665,738)
Shares reacquired upon conversion into Class A	(301,736)	(2,162,880)

Net increase (decrease) in shares outstanding	(396,467)	$(2,828,618)

Year ended February 28, 2010:
Shares sold	15,946	$105,445
Shares reacquired	(169,655)	(1,004,467)

Net increase (decrease) in shares outstanding before conversion	(153,709)	(899,022)
Shares reacquired upon conversion into Class A	(604,147)	(3,587,899)

Net increase (decrease) in shares outstanding	(757,856)	$(4,486,921)

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Class Z	Shares	Amount
Year ended February 28, 2011:
Shares sold	187,320	$1,490,469
Shares reacquired	(212,528)	(1,675,444)

Net increase (decrease) in shares outstanding before conversion	(25,208)	(184,975)
Shares issued upon conversion from Class A and Class C	19,328	164,097

Net increase (decrease) in shares outstanding	(5,880)	$(20,878)

Year ended February 28, 2010:
Shares sold	482,230	$2,992,289
Shares reacquired	(162,303)	(1,092,846)

Net increase (decrease) in shares outstanding	319,927	$1,899,443

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the line of credit during the year ended February 28, 2011. The average daily balance for the 3 days that the Fund had loans outstanding during the year was $278,000, borrowed at a weighted average interest rate of 1.42%. At February 28, 2011, the Fund did not have an outstanding loan amount.

Prudential Jennison Select Growth Fund	31

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.32		$4.94		$7.21		$7.27		$7.28
Income (loss) from investment operations:
Net investment loss	(0.06)		(0.02)		(0.05)		(0.04)		(0.07)
Net realized and unrealized gain (loss) on investment transactions	1.50		2.40		(2.22)		(0.02)		0.06
Total from investment operations	1.44		2.38		(2.27)		(0.06)		(0.01)
Capital Contributions	0.01		-		-		-		-
Net asset value, end of year	$8.77		$7.32		$4.94		$7.21		$7.27
Total Return(b):	19.81%		48.18%		(31.48)%		(0.83)%		(0.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$122,174		$104,234		$67,381		$87,213		$8,933
Average net assets (000)	$110,150		$90,593		$85,895		$41,353		$10,008
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.64%	(e)	1.75%	(e)	1.71%	(e)	1.71%	(e)	1.85%
Expenses, excluding distribution and service (12b-1) fees	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)	1.60%
Net investment loss	(0.82)%	(e)	(0.27)%	(e)	(0.75)%	(e)	(0.55)%	(e)	(1.04)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover	75%		85%		132%		187%		86%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares.

(e) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 1.71%, 1.46% and (.89)%, respectively, for the year ended February 28, 2011, 1.82%, 1.57% and (.34)%, respectively, for the year ended February 28, 2010, 1.78%, 1.53% and (.82)%, respectively, for the year ended February 28, 2009 and 1.74%, 1.49% and (.58)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.81		$4.63		$6.81		$6.92		$6.97
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.06)		(0.09)		(0.10)		(0.12)
Net realized and unrealized gain (loss) on investment transactions	1.39		2.24		(2.09)		(0.01)		0.07
Total from investment operations	1.28		2.18		(2.18)		(0.11)		(0.05)
Capital Contributions	0.01		-		-		-		-
Net asset value, end of year	$8.10		$6.81		$4.63		$6.81		$6.92
Total Return(b):	18.94%		47.08%		(32.01)%		(1.59)%		(0.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,527		$7,875		$5,898		$11,806		$30,329
Average net assets (000)	$7,835		$7,148		$8,780		$17,664		$35,402
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.39%	(d)	2.50%	(d)	2.46%	(d)	2.46%	(d)	2.60%
Expenses, excluding distribution and service (12b-1) fees	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)	1.60%
Net investment loss	(1.57)%	(d)	(1.03)%	(d)	(1.40)%	(d)	(1.48)%	(d)	(1.79)%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.46%, 1.46% and (1.64)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.10)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.47)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.51)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	33

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.81		$4.63		$6.80		$6.92		$6.97
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.06)		(0.09)		(0.09)		(0.12)
Net realized and unrealized gain (loss) on investment transactions	1.39		2.24		(2.08)		(0.03)		0.07
Total from investment operations	1.28		2.18		(2.17)		(0.12)		(0.05)
Capital Contributions	0.01		-		-		-		-
Net asset value, end of year	$8.10		$6.81		$4.63		$6.80		$6.92
Total Return(b):	18.94%		47.08%		(31.91)%		(1.73)%		(0.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,631		$33,358		$23,861		$39,541		$16,284
Average net assets (000)	$32,771		$30,887		$32,885		$25,312		$19,426
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.39%	(d)	2.50%	(d)	2.46%	(d)	2.46%	(d)	2.60%
Expenses, excluding distribution and service (12b-1) fees	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)	1.60%
Net investment loss	(1.57)%	(d)	(1.04)%	(d)	(1.45)%	(d)	(1.36)%	(d)	(1.79)%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.46%, 1.46% and (1.64)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.11)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.52)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.39)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended February 28,						October 29, 2007(a) through February 29,
	2011(b)		2010(b)		2009(b)		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.28		$4.92		$7.20		$8.26
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.04)		(0.05)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.49		2.40		(2.23)		(1.04)
Total from investment operations	1.41		2.36		(2.28)		(1.06)
Capital Contributions	0.01		-		-		-
Net asset value, end of period	$8.70		$7.28		$4.92		$7.20
Total Return(c):	19.51%		47.97%		(31.67)%		(12.83)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,953		$20,573		$16,347		$29,541
Average net assets (000)	$20,056		$19,649		$24,123		$33,160
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.89%	(e)	2.00%	(e)	1.96%	(e)	1.96%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(1.07)%	(e)	(0.55)%	(e)	(0.82)%	(e)	(0.59)%	(e)(f)

(a) Inception date of Class L shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class L. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 1.96%, 1.46% and (1.14)%, respectively, for the year ended February 28, 2011, 2.07%, 1.57% and (.62)%, respectively, for the year ended February 28, 2010, 2.03%, 1.53% and (.89)%, respectively, for the year ended February 28, 2009 and 1.99%, 1.49% and (.62)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	35

Financial Highlights

continued

Class M Shares
	Year Ended February 28,						October 29, 2007(a) through February 29,
	2011(b)		2010(b)		2009(b)		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.81		$4.63		$6.81		$7.82
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.07)		(0.07)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	1.39		2.25		(2.11)		(0.98)
Total from investment operations	1.28		2.18		(2.18)		(1.01)
Capital Contributions	0.01		-		-		-
Net asset value, end of period	$8.10		$6.81		$4.63		$6.81
Total Return(c):	18.94%		47.08%		(32.01)%		(12.92)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,367		$7,150		$10,617		$44,006
Average net assets (000)	$4,957		$9,025		$23,996		$58,596
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.39%	(e)	2.50%	(e)	2.46%	(e)	2.46%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(1.59)%	(e)	(1.13)%	(e)	(1.10)%	(e)	(1.08)%	(e)(f)

(a) Inception date of Class M shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class M. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.46%, 1.46% and (1.66)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.20)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.17)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.11)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

See Notes to Financial Statements.

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Class X Shares
	Year Ended February 28,						October 29, 2007(a) through February 29,
	2011(b)		2010(b)		2009(b)		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$6.81		$4.63		$6.81		$7.82
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.07)		(0.08)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	1.39		2.25		(2.10)		(0.98)
Total from investment operations	1.28		2.18		(2.18)		(1.01)
Capital Contributions	0.01		-		-		-
Net asset value, end of period	$8.10		$6.81		$4.63		$6.81
Total Return(c):	18.94%		47.08%		(32.01)%		(12.92)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,688		$5,802		$7,451		$15,152
Average net assets (000)	$4,302		$7,081		$12,140		$17,003
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.39%	(e)	2.50%	(e)	2.46%	(e)	2.46%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.39%	(e)	1.50%	(e)	1.46%	(e)	1.46%	(e)(f)
Net investment loss	(1.58)%	(e)	(1.12)%	(e)	(1.29)%	(e)	(1.09)%	(e)(f)

(a) Inception date of Class X shares.

(b) Calculations are based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class X. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 2.46%, 1.46% and (1.65)%, respectively, for the year ended February 28, 2011, 2.57%, 1.57% and (1.19)%, respectively, for the year ended February 28, 2010, 2.53%, 1.53% and (1.36)%, respectively, for the year ended February 28, 2009 and 2.49%, 1.49% and (1.12)%, respectively, for the period ended February 29, 2008.

(f) Annualized.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended February 28/29,
	2011(a)		2010(a)		2009(a)		2008(a)		2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.51		$5.05		$7.35		$7.40		$7.39
Income (loss) from investment operations:
Net investment income (loss)	(0.05)		0.01		(0.03)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	1.55		2.45		(2.27)		(0.01)		0.07
Total from investment operations	1.50		2.46		(2.30)		(0.05)		0.01
Capital Contributions	0.01		-		-		-		-
Net asset value, end of year	$9.02		$7.51		$5.05		$7.35		$7.40
Total Return(b):	20.11%		48.71%		(31.29)%		(0.68)%		0.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,081		$3,440		$699		$1,257		$1,633
Average net assets (000)	$3,396		$2,692		$1,024		$1,478		$1,952
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.39%	(d)	1.50%	(d)	1.46%	(d)	1.46%	(d)	1.60%
Net investment income (loss)	(0.58)%	(d)	0.11%	(d)	(0.42)%	(d)	(0.54)%	(d)	(0.80)%

(a) Calculations are based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) As of November 1, 2007, the Manager of the Fund has agreed to waive up to 0.07% of the management fee on an annualized basis, to the extent the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees and certain extraordinary expenses) exceed 1.25% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment loss ratios would be 1.46%, 1.46% and (.65)%, respectively, for the year ended February 28, 2011, 1.57%, 1.57% and .04%, respectively, for the year ended February 28, 2010, 1.53%, 1.53% and (.49)%, respectively, for the year ended February 28, 2009 and 1.49%, 1.49% and (.57)%, respectively, for the year ended February 29, 2008.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Select Growth Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2011

Prudential Jennison Select Growth Fund	39

MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at www.prudentialfunds.com

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Prudential Jennison Select Growth Fund

Interested Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 60	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Select Growth Fund

Richard W. Kinville (42) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999- January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Select Growth Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	SPFAX	SPFBX	SPFCX	JSGLX	JSGMX	JSGGX	SPFZX
CUSIP	74440K504	74440K603	74440K702	74440K801	74440K884	74440K876	74440K868

MF500E     0199377-00001-00

ANNUAL REPORT	FEBRUARY 28, 2011

Prudential Strategic Value Fund

Fund Type Large cap stock Objective Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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April 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Strategic Value Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Strategic Value Fund

Prudential Strategic Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.83%; Class B, 2.53%; Class C, 2.53%; Class Z, 1.53%. Net operating expenses: Class A, 1.78%; Class B, 2.53%; Class C, 2.53%; Class Z, 1.53%, after contractual reduction through 6/30/2011.

Cumulative Total Returns (Without Sales Charges) as of 2/28/11
	One Year	Five Years	Since Inception
Class A	20.85%	5.87%	30.57%
Class B	19.93	2.02	21.32
Class C	19.81	1.92	21.20
Class Z	21.07	7.21	33.87
Russell 1000 Value Index	22.16	8.09	55.20
S&P 500 Index	22.59	15.22	38.23
Lipper Large-Cap Value Funds Avg.	19.63	7.00	43.48

Average Annual Total Returns (With Sales Charges) as of 3/31/11
	One Year	Five Years	Since Inception
Class A	7.73%	–0.11%	2.17%
Class B	8.17	0.13	1.99
Class C	12.17	0.30	1.99
Class Z	14.30	1.28	3.01
Russell 1000 Value Index	15.15	1.38	4.53
S&P 500 Index	15.66	2.63	3.29
Lipper Large-Cap Value Funds Avg.	12.97	1.05	3.57

Average Annual Total Returns (With Sales Charges) as of 2/28/11
	One Year	Five Year	Since Inception
Class A	14.20%	0.01%	2.14%
Class B	14.93	0.23	1.97
Class C	18.81	0.38	1.96
Class Z	21.07	1.40	2.98

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Average Annual Total Returns (Without Sales Charges) as of 2/28/11
	One Year	Five Year	Since Inception
Class A	20.85%	1.15%	2.73%
Class B	19.93	0.40	1.97
Class C	19.81	0.38	1.96
Class Z	21.07	1.40	2.98

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 28, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception date: 3/30/01.

Prudential Strategic Value Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. During the period ended February 28, 2011, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

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Five Largest Holdings expressed as a percentage of net assets as of 2/28/11
Chevron Corp., Oil, Gas & Consumable Fuels	3.4%
JPMorgan Chase & Co., Diversified Financial Services	3.0
General Electric Co., Industrial Conglomerates	3.0
AT&T, Inc., Diversified Telecommunication Services	2.8
Pfizer, Inc., Pharmaceuticals	2.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/11
Oil, Gas & Consumable Fuels	12.6%
Pharmaceuticals	9.6
Insurance	5.9
Diversified Telecommunication Services	5.4
Diversified Financial Services	5.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Strategic Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending February 28, 2011, the Prudential Strategic Value Fund’s Class A shares returned 20.85% , underperforming the 22.16% return of the benchmark Russell 1000® Value Index (the Index), and outperforming the 19.63% return of the Lipper Large-Cap Value Funds Average.

How is the Fund managed?

The Fund is run by Quantitative Management Associates, LLC (QMA), which uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and are undervalued based on price-to-earnings ratios and other factors. It looks for stocks meeting these criteria in all sectors of the market. Generally, QMA will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average total-return potential, or when a stock is no longer considered to be a value stock by QMA. A decline in the price of a stock does not necessarily mean the stock will be sold at that time. The Fund may hold in excess of 200 securities.

What were conditions like in the U.S. stock market?

At the beginning of the reporting period, equities were in rally mode as a sluggish U.S. economy showed signs of recovery. However, investor behavior had become increasingly sensitive to “macro”, or big-picture, signals regarding overall economic movements and political developments in the world economy. Investors expressed concerns over the U.S. economy potentially tipping back into recession, the sovereign debt crisis in Europe, and uncertainty over the potential effects of new financial regulations. While company earnings were mostly upbeat, markets paid less attention to traditional analysis of company-specific fundamentals and other factors that determine valuations. Stock markets saw a dramatic rise in correlations, or price relations between individual stocks. Subsequently, share prices for both high and low quality stocks tended to move in line with overall market movements.

In May, stocks began to lose steam. The downturn began when a computer-driven “flash crash” on May 6 caused the S&P 500 to plunge more than 100 points in minutes. Although the market managed to recover nearly 60% of losses that day. But this event proved pivotal, as May turned out to be one of the worst months for stocks in recent history. The ripple effects of the European debt crisis spelled more trouble for U.S. stocks. The euro’s slide, proposed austerity measures, and lower growth forecasts for the region dragged down U.S. stocks. Domestic markets were also negatively affected as growth in China cooled over efforts to subdue inflation. Concerns about deflation and the possibility of a double-dip recession also weighed heavily on investor sentiment. Stocks drifted downward until the beginning of July, when investors regained their appetite for risk.

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Policy efforts by central banks and the Federal Reserve Bank (the Fed) were instrumental in revitalizing stalled market activity. Specifically, the Fed announced a second “quantitative easing” program, in which it would purchase up to $600 billion in U.S. bonds to keep longer-term interest rates low and encourage investment in riskier assets. Skeptics feared this move would cause inflation and weaken key currencies, and gold reached new highs. But investors were undeterred, and equities staged a rally that continued into January and February.

Stocks advanced on other positive factors. Companies with international operations recorded strong profits in developing countries. Meanwhile, many companies took advantage of exceptionally low interest rates and companies with healthy balance sheets used their excess cash for acquisitions. Some also hiked their dividend payouts, making income-generating stocks more attractive. Furthermore, the results of the U.S. mid-term elections and the issuance of new financial regulations helped clear up some of the uncertainty in the banking industry. Bipartisan agreement on tax legislation warmed investor sentiment. At the end of the reporting period, stocks moved upward, but were facing new headwinds. Oil and food prices rose significantly, amid political turmoil and social unrest in countries in the Middle East and North Africa.

How did the sectors of the Russell 1000 Value Index perform?

All 10 sectors of the Index ended the reporting period in positive territory, and all but one achieved double-digit gains. The three top-performing sectors were energy, materials, and consumer discretionary, with each sector posting gains above 35%. These gains reflected signs of economic recovery in the U.S. and world economy. The next tier of performance saw telecommunication services, industrials, and information technology deliver robust gains of more than 20%. Meanwhile, utilities, financials, and consumer staples ended the reporting period with gains above 10%. The single-digit laggard was healthcare, which struggled under the weight of political uncertainty due to recent legislation.

Which sector allocation strategies and holdings contributed most to the Fund?

The Fund benefited from having a larger exposure than the benchmark, or an overweight to the Index, in the commodity-oriented sectors, especially energy. The Fund also benefited from having less exposure, or an underweight, in consumer staples, which fell behind top-performing sectors in the Index.

The Fund gained from rising oil prices and favorable stock selection in the energy sector. Notable performers included National Oilwell Varco, an oil services company that was opportunistically added during the period, and Conoco Phillips and

Prudential Strategic Value Fund	7

Strategy and Performance Overview (continued)

Marathon Oil. While earnings of these companies generally exceeded investor expectations, they were also helped by management initiatives designed to enhance shareholder value. A larger exposure to the economically sensitive materials sector also augmented the Fund’s relative performance. Chemical companies DuPont, Sherwin-Williams, and Dow were solid performers during the period. Strong volume gains driven by the economic recovery and good pricing flexibility for these companies more than offset higher prices in raw materials and energy costs. Among metals and mining, the Fund benefited from holding Allegheny Technologies, a diversified producer of specialty metals. Investors expect the company to benefit from anticipated demand in aerospace and in the industrials and energy sectors.

The Fund’s underweight holdings in the financials sector also contributed positively to results. Specifically, an underweight in Bank of America, whose stock declined during the period, was the single largest contributor to the Fund’s overall performance. Bank of America’s shares lagged its sector peers largely due to ongoing challenges over financial regulatory reform and legal issues relating to some of its past acquisitions. Additionally, the Fund avoided diversified insurer Berkshire Hathaway, whose shares underperformed those of its peers, helping the Fund’s relative results. The lackluster performance of Berkshire’s stock has been attributed to the “formidable challenges” confronting Warren Buffett’s eventual successor(s) and the increasing headwinds facing the company’s insurance businesses.

A smaller exposure to consumer staples also helped relative performance. Strong stock price performance from the Fund’s holdings in Coca-Cola Enterprises, a distributor of Coca-Cola, and Constellation Brands, a global producer of alcoholic beverages, helped drive performance in this sector. However, the single largest contribution came from the Fund not holding shares of household products giant Procter & Gamble (P&G). P&G’s earnings, which at best only met consensus expectations, were squeezed by sluggish consumer demand in its developed markets and by rising commodity costs, coupled with minimal pricing flexibility. These conditions caused P&G to lag the Index.

Which sector allocation strategies and holdings detracted most from the Fund?

Adverse stock selection among consumer discretionary stocks was a key detractor from the Fund’s performance relative to the Index. The Fund’s underweight position in media stocks hindered relative performance. Although these stocks were expensive according to QMA’s model, they were, on average, solid performers during the period. An underweight stance in Comcast, the largest U.S. provider of cable services, was the largest detractor from performance. Comcast’s strong cash flow resulting from market share gains and robust pricing power has allowed management to enhance shareholder value through dividend increases and share buybacks.

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Poor stock selection within the information technology sector also hurt performance. Hewlett-Packard and Computer Sciences were primary detractors, as their stock prices fell during the reporting period. Shares of Hewlett-Packard faltered, most likely due to investor uncertainty over new top management and the company’s direction, as the personal computer market becomes more competitive and the portable device market grows. Computer Sciences’ earnings were hurt by funding delays in U.S. federal spending and performance problems associated with a long-term contract with the United Kingdom.

An overweight position in the healthcare sector, which was the poorest performer in Index, also detracted. Most of the shortfall was due to an overweight in the pharmaceuticals industry, especially in Merck and Johnson & Johnson.

Prudential Strategic Value Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2010, at the beginning of the period, and held through the six-month period ended February 28, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

10	Visit our website at www.prudentialfunds.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Strategic Value Fund		Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,270.80	1.78%	$10.02
	Hypothetical	$1,000.00	$1,015.97	1.78%	$8.90

Class B	Actual	$1,000.00	$1,266.60	2.53%	$14.22
	Hypothetical	$1,000.00	$1,012.25	2.53%	$12.62

Class C	Actual	$1,000.00	$1,265.30	2.53%	$14.21
	Hypothetical	$1,000.00	$1,012.25	2.53%	$12.62

Class Z	Actual	$1,000.00	$1,271.60	1.53%	$8.62
	Hypothetical	$1,000.00	$1,017.21	1.53%	$7.65

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2011, and divided by the 365 days in the Fund's fiscal year ended February 28, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Aerospace & Defense 4.5%

4,100	General Dynamics Corp.	$312,092
2,700	Honeywell International, Inc.	156,357
3,400	ITT Corp.	196,962
2,100	L-3 Communications Holdings, Inc.	166,509
1,900	Lockheed Martin Corp.	150,404
4,000	Northrop Grumman Corp.	266,720
4,600	Raytheon Co.	235,566
5,100	Textron, Inc.	138,159
2,000	United Technologies Corp.	167,080

		1,789,849

Automobiles 0.1%
1,000	Harley-Davidson, Inc.	40,820

Beverages 0.4%
7,900	Constellation Brands, Inc. (Class A Stock)(a)	160,528

Biotechnology 1.0%
8,100	Amgen, Inc.(a)	415,773

Building Products 0.3%
7,600	Masco Corp.	103,284

Capital Markets 3.0%
5,400	Federated Investors, Inc. (Class B Stock)	148,824
3,700	Goldman Sachs Group, Inc. (The)	605,986
5,800	Morgan Stanley	172,144
6,100	State Street Corp.	272,792

		1,199,746

Chemicals 0.5%
5,800	Dow Chemical Co. (The)	215,528

Commercial Banks 5.1%
5,900	BB&T Corp.	162,840
1,300	Comerica, Inc.	50,570
4,300	PNC Financial Services Group, Inc.	265,310
6,344	Regions Financial Corp.	48,468
3,700	SunTrust Banks, Inc.	111,629
15,000	U.S. Bancorp	415,950

See Notes to Financial Statements.

Prudential Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)

29,256	Wells Fargo & Co.	$943,799
1,200	Zions Bancorporation	28,032

		2,026,598

Commercial Services & Supplies 1.4%
4,300	Avery Dennison Corp.	171,656
2,500	Cintas Corp.	70,300
6,300	Pitney Bowes, Inc.	158,634
7,900	R.R. Donnelley & Sons Co.	147,098

		547,688

Communications Equipment 0.4%
3,100	Harris Corp.	144,646

Computers & Peripherals 1.4%
8,900	Dell, Inc.(a)	140,887
3,400	Hewlett-Packard Co.	148,342
4,000	Lexmark International, Inc. (Class A Stock)(a)	150,120
3,900	Western Digital Corp.(a)	119,262

		558,611

Construction & Engineering 0.6%
3,100	Fluor Corp.	219,356

Consumer Finance 0.5%
3,600	Capital One Financial Corp.	179,172

Containers & Packaging 0.8%
5,200	Ball Corp.	187,720
4,000	Owens-Illinois, Inc.(a)	121,960

		309,680

Diversified Consumer Services 0.6%
2,000	Apollo Group, Inc. (Class A Stock)(a)	90,520
9,900	H&R Block, Inc.	150,381

		240,901

Diversified Financial Services 5.4%
33,419	Bank of America Corp.	477,557
14,000	Citigroup, Inc.(a)	65,520

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)

26,000	JPMorgan Chase & Co.	$1,213,940
6,600	NASDAQ OMX Group, Inc. (The)(a)	188,826
5,500	NYSE Euronext	203,500

		2,149,343

Diversified Telecommunication Services 5.4%
39,920	AT&T, Inc.	1,132,930
4,800	CenturyLink, Inc.	197,664
5,976	Frontier Communications Corp.	50,736
21,000	Verizon Communications, Inc.	775,320

		2,156,650

Electric Utilities 3.4%
6,500	American Electric Power Co., Inc.	232,570
15,524	Duke Energy Corp.	279,277
5,500	Edison International	204,160
6,600	Exelon Corp.	275,616
5,200	FirstEnergy Corp.	199,160
4,000	Progress Energy, Inc.	182,840

		1,373,623

Electronic Equipment, Instruments & Components 0.9%
14,800	Corning, Inc.	341,288

Energy Equipment & Services 2.7%
1,863	Baker Hughes, Inc.	132,366
2,000	Diamond Offshore Drilling, Inc.	156,460
6,900	Nabors Industries Ltd.(a)	196,443
4,800	National Oilwell Varco, Inc.	381,936
5,200	Rowan Cos., Inc.(a)	221,884

		1,089,089

Food & Staples Retailing 2.5%
11,200	CVS Caremark Corp.	370,272
8,900	Kroger Co. (The)	203,810
7,900	Safeway, Inc.	172,378
14,400	SUPERVALU, Inc.	124,272
2,400	Wal-Mart Stores, Inc.	124,752

		995,484

See Notes to Financial Statements.

Prudential Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food Products 1.9%

7,600	Archer-Daniels-Midland Co.	$282,568
8,400	ConAgra Foods, Inc.	194,544
11,000	Dean Foods Co.(a)	116,160
5,702	Kraft Foods, Inc. (Class A Stock)	181,552

		774,824

Healthcare Equipment & Supplies 0.8%
2,800	Baxter International, Inc.	148,820
4,700	Medtronic, Inc.	187,624

		336,444

Healthcare Providers & Services 3.6%
6,400	Aetna, Inc.	239,104
5,600	CIGNA Corp.	235,592
6,600	Coventry Health Care, Inc.(a)	199,320
10,600	UnitedHealth Group, Inc.	451,348
4,800	WellPoint, Inc.(a)	319,056

		1,444,420

Hotels, Restaurants & Leisure 1.1%
4,200	Carnival Corp.	179,214
2,400	Darden Restaurants, Inc.	113,112
5,100	Wyndham Worldwide Corp.	159,528

		451,854

Household Durables 1.3%
2,800	Fortune Brands, Inc.	173,208
8,300	Newell Rubbermaid, Inc.	160,522
4,152	Pulte Group, Inc.(a)	28,649
1,700	Whirlpool Corp.	140,250

		502,629

Industrial Conglomerates 3.0%
58,000	General Electric Co.	1,213,360

Insurance 5.9%
7,500	Allstate Corp. (The)	238,350
4,300	Aon Corp.	226,352
4,300	Assurant, Inc.	174,709
4,400	Chubb Corp.	266,992

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)

2,400	Hartford Financial Services Group, Inc.	$71,040
6,087	Lincoln National Corp.	193,080
6,000	MetLife, Inc.	284,160
10,700	Progressive Corp. (The)	222,881
3,100	Torchmark Corp.	202,275
5,300	Travelers Cos., Inc. (The)	317,629
6,500	Unum Group	172,445

		2,369,913

IT Services 1.8%
3,400	Computer Sciences Corp.	163,642
900	International Business Machines Corp.	145,692
6,600	SAIC, Inc.(a)	107,844
8,500	Total System Services, Inc.	150,875
6,600	Western Union Co. (The)	145,134

		713,187

Media 3.6%
8,450	Comcast Corp. (Class A Stock)	217,672
8,400	Gannett Co., Inc.	138,684
4,000	McGraw-Hill Cos., Inc. (The)	154,720
3,000	Meredith Corp.	105,780
6,800	Time Warner, Inc.	259,760
6,550	Viacom, Inc. (Class B Stock)	292,523
5,800	Walt Disney Co. (The)	253,692

		1,422,831

Metals & Mining 1.5%
9,600	Alcoa, Inc.	161,760
1,200	Allegheny Technologies, Inc.	80,496
3,900	Nucor Corp.	187,044
3,000	United States Steel Corp.	172,470

		601,770

Multiline Retail 0.7%
4,000	J.C. Penney Co., Inc.	139,840
6,500	Macy’s, Inc.	155,350

		295,190

See Notes to Financial Statements.

Prudential Strategic Value Fund	17

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities 4.2%

5,900	Ameren Corp.	$164,964
4,200	Consolidated Edison, Inc.	209,916
6,600	Dominion Resources, Inc.	301,158
3,700	DTE Energy Co.	174,196
9,200	NiSource, Inc.	176,272
7,300	Public Service Enterprise Group, Inc.	238,710
4,000	Sempra Energy	212,920
7,700	Xcel Energy, Inc.	184,338

		1,662,474

Oil, Gas & Consumable Fuels 12.6%
3,000	Apache Corp.	373,860
8,900	Chesapeake Energy Corp.	316,929
13,100	Chevron Corp.	1,359,125
8,096	ConocoPhillips	630,435
4,400	Devon Energy Corp.	402,336
4,600	Exxon Mobil Corp.	393,438
3,100	Hess Corp.	269,793
6,900	Marathon Oil Corp.	342,240
2,900	Murphy Oil Corp.	213,237
4,000	Occidental Petroleum Corp.	407,880
1,000	Sunoco, Inc.	41,860
9,100	Valero Energy Corp.	256,438

		5,007,571

Paper & Forest Products 0.3%
4,600	International Paper Co.	127,788

Pharmaceuticals 9.6%
3,300	Abbott Laboratories	158,730
14,600	Bristol-Myers Squibb Co.	376,826
8,300	Eli Lilly & Co.	286,848
5,900	Forest Laboratories, Inc.(a)	191,160
16,100	Johnson & Johnson	989,184
22,200	Merck & Co., Inc.	723,054
57,356	Pfizer, Inc.	1,103,529

		3,829,331

Real Estate Investment Trusts 0.2%
3,503	Weyerhaeuser Co.	85,508

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail 1.0%

4,200	Norfolk Southern Corp.	$275,436
2,600	Ryder System, Inc.	124,358

		399,794

Semiconductors & Semiconductor Equipment 0.1%
4,200	MEMC Electronic Materials, Inc.(a)	56,994

Software 1.7%
5,900	CA, Inc.	146,202
19,300	Microsoft Corp.	512,994

		659,196

Specialty Retail 1.7%
3,400	Best Buy Co., Inc.	109,616
6,500	GameStop Corp. (Class A Stock)(a)	129,675
3,200	Home Depot, Inc. (The)	119,904
7,000	Lowe’s Cos., Inc.	183,190
8,200	RadioShack Corp.	121,360

		663,745

Textiles, Apparel & Luxury Goods 0.5%
1,900	VF Corp.	181,773

Thrifts & Mortgage Finance 0.4%
12,900	Hudson City Bancorp, Inc.	148,350

Tobacco 0.8%
10,300	Altria Group, Inc.	261,311
1,000	Philip Morris International, Inc.	62,780

		324,091

	Total Investments 99.2% (cost $35,065,499; Note 5)	39,530,694
	Other assets in excess of liabilities 0.8%	320,183

	Net Assets 100.0%	$39,850,877

(a)	Non-income producing security.

See Notes to Financial Statements.

Prudential Strategic Value Fund	19

Portfolio of Investments

as of February 28, 2011 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$39,530,694	$—	$—

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2011 were as follows:

Oil, Gas & Consumable Fuels	12.6%
Pharmaceuticals	9.6
Insurance	5.9
Diversified Financial Services	5.4
Diversified Telecommunication Services	5.4
Commercial Banks	5.1
Aerospace & Defense	4.5
Multi-Utilities	4.2
Healthcare Providers & Services	3.6
Media	3.6
Electric Utilities	3.4
Capital Markets	3.0
Industrial Conglomerates	3.0
Energy Equipment & Services	2.7
Food & Staples Retailing	2.5
Food Products	1.9
IT Services	1.8
Software	1.7
Specialty Retail	1.7
Metals & Mining	1.5
Commercial Services & Supplies	1.4
Computers & Peripherals	1.4
Household Durables	1.3
Hotels, Restaurants & Leisure	1.1
Biotechnology	1.0
Road & Rail	1.0
Electronic Equipment, Instruments & Components	0.9
Containers & Packaging	0.8
Healthcare Equipment & Supplies	0.8
Tobacco	0.8
Multiline Retail	0.7
Construction & Engineering	0.6
Diversified Consumer Services	0.6
Chemicals	0.5
Consumer Finance	0.5
Textiles, Apparel & Luxury Goods	0.5
Beverages	0.4
Communications Equipment	0.4
Thrifts & Mortgage Finance	0.4
Building Products	0.3
Paper & Forest Products	0.3
Real Estate Investment Trusts	0.2
Automobiles	0.1
Semiconductors & Semiconductor Equipment	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

See Notes to Financial Statements.

Prudential Strategic Value Fund	21

Statement of Assets and Liabilities

as of February 28, 2011

Assets
Investments, at value (cost $35,065,499)	$39,530,694
Cash	244,168
Receivable for investments sold	234,271
Dividends receivable	105,791
Receivable for Fund shares sold	4,285
Prepaid expenses	1,046

Total assets	40,120,255

Liabilities
Payable for investments purchased	100,214
Accrued expenses and other liabilities	93,968
Payable for Fund shares reacquired	30,619
Management fee payable	24,302
Distribution fee payable	15,606
Affiliated transfer agent fee payable	2,421
Deferred trustees’ fees	2,248

Total liabilities	269,378

Net assets	$39,850,877

Net assets were comprised of:
Shares of beneficial interest, at par	$3,833
Paid in capital, in excess of par	42,886,239

42,890,072
Undistributed net investment income	196,842
Accumulated net realized loss on investment transactions	(7,701,232)
Net unrealized appreciation on investments	4,465,195

Net assets, February 28, 2011	$39,850,877

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($23,695,511 ÷ 2,244,121 shares of beneficial interest issued and outstanding)	$10.56
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price to public	$11.17

Class B
Net asset value, offering price and redemption price per share ($1,574,356 ÷ 155,614 shares of beneficial interest issued and outstanding)	$10.12

Class C
Net asset value, offering price and redemption price per share ($13,015,915 ÷ 1,286,876 shares of beneficial interest issued and outstanding)	$10.11

Class Z
Net asset value, offering price and redemption price per share ($1,565,095 ÷ 146,008 shares of beneficial interest issued and outstanding)	$10.72

See Notes to Financial Statements.

Prudential Strategic Value Fund	23

Statement of Operations

Year Ended February 28, 2011

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $102)	$985,140
Interest	44

Total income	985,184

Expenses
Management fee	305,056
Distribution fee—Class A	57,216
Distribution fee—Class B	16,232
Distribution fee—Class C	122,775
Transfer agent’s fees and expenses (including affiliated expense of $11,600)	70,000
Registration fees	57,000
Custodian’s fees and expenses	53,000
Reports to shareholders	31,000
Audit fee	22,000
Legal fees and expenses	20,000
Trustees’ fees	11,000
Insurance expenses	1,000
Miscellaneous expenses	12,446

Total expenses	778,725

Net investment income	206,459

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	232,660
Net change in unrealized appreciation (depreciation) on investments	6,612,537

Net gain on investments	6,845,197

Net Increase In Net Assets Resulting From Operations	$7,051,656

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended February 28,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$206,459	$265,167
Net realized gain (loss) on investment transactions	232,660	(2,507,132)
Net change in unrealized appreciation (depreciation) on investments	6,612,537	18,828,351

Net increase in net assets resulting from operations	7,051,656	16,586,386

Dividends from net investment income (Note 1)
Class A	(56,568)	(637,693)
Class B	(2,360)	(56,852)
Class C	(16,838)	(296,641)
Class Z	(3,569)	(33,099)

	(79,335)	(1,024,285)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,804,251	1,297,746
Net asset value of shares issued in reinvestment of dividends	75,536	934,925
Cost of shares reacquired	(8,665,562)	(10,065,414)

Net decrease in net assets resulting from Fund share transactions	(6,785,775)	(7,832,743)

Total increase	186,546	7,729,358

Net Assets:
Beginning of year	39,664,331	31,934,973

End of year(a)	$39,850,877	$39,664,331

(a) Includes undistributed net investment income of:	$196,842	$69,718

See Notes to Financial Statements.

Prudential Strategic Value Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of four funds: Prudential Jennison Select Growth Fund, Prudential Jennison Market Neutral Fund, Prudential Real Assets Fund and Prudential Strategic Value Fund (the “Fund”). These financial statements relate to Prudential Strategic Value Fund. The financial statements of the Prudential Jennison Select Growth, Prudential Jennison Market Neutral and Prudential Real Assets Funds are not presented herein. The Trust was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund’s subadviser uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors. The Fund may hold in excess of 200 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation

26	Visit our website at www.prudentialfunds.com

procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2011 there were no securities whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and

Prudential Strategic Value Fund	27

Notes to Financial Statements

continued

foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadviser, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion and .75% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80% for the year ended February 28, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $6,734 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2011. From

Prudential Strategic Value Fund	29

Notes to Financial Statements

continued

these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that it has received $4,779 and $330 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders during the year ended February 28, 2011.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2011 aggregated $7,182,465 and $13,573,848, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the year ended February 28, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $79,335 from ordinary income. For the year ended February 28, 2010, the tax character of dividends paid on the Statement of Changes in Net Assets were $1,024,285 from ordinary income.

As of February 28, 2011, the accumulated undistributed earnings on a tax basis was $199,090 of ordinary income.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$35,070,663	$8,987,573	$(4,527,542)	$4,460,031

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2011 of approximately $7,696,000 of which $1,794,000 expires in 2017, $5,655,000 expires in 2018 and $247,000 expires in 2019. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses incurred will be required to be utilized prior to the utilization of losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which

Prudential Strategic Value Fund	31

Notes to Financial Statements

continued

declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Class A	Shares	Amount
Year ended February 28, 2011:
Shares sold	46,130	$438,264
Shares issued in reinvestment of dividends	6,251	54,074
Shares reacquired	(570,029)	(5,258,796)

Net increase (decrease) in shares outstanding before conversion	(517,648)	(4,766,458)
Shares issued upon conversion from Class B	59,102	540,036
Shares reacquired upon conversion into Class Z	(7,193)	(68,830)

Net increase (decrease) in shares outstanding	(465,739)	$(4,295,252)

Year ended February 28, 2010:
Shares sold	93,663	$738,506
Shares issued in reinvestment of dividends	79,138	582,324
Shares reacquired	(666,208)	(5,130,644)

Net increase (decrease) in shares outstanding before conversion	(493,407)	(3,809,814)
Shares issued upon conversion from Class B	161,072	1,089,365

Net increase (decrease) in shares outstanding	(332,335)	$(2,720,449)

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Class B	Shares	Amount
Year ended February 28, 2011:
Shares sold	34,343	$307,985
Shares issued in reinvestment of dividends	272	2,267
Shares reacquired	(45,999)	(403,543)

Net increase (decrease) in shares outstanding before conversion	(11,384)	(93,291)
Shares reacquired upon conversion into Class A	(61,466)	(540,036)

Net increase (decrease) in shares outstanding	(72,850)	$(633,327)

Year ended February 28, 2010:
Shares sold	15,576	$116,526
Shares issued in reinvestment of dividends	7,809	53,020
Shares reacquired	(104,916)	(772,856)

Net increase (decrease) in shares outstanding before conversion	(81,531)	(603,310)
Shares reacquired upon conversion into Class A	(166,853)	(1,089,365)

Net increase (decrease) in shares outstanding	(248,384)	$(1,692,675)

Class C
Year ended February 28, 2011:
Shares sold	68,682	$643,168
Shares issued in reinvestment of dividends	1,893	15,785
Shares reacquired	(282,409)	(2,494,300)

Net increase (decrease) in shares outstanding before conversion	(211,834)	(1,835,347)
Shares reacquired upon conversion into Class Z	(4,250)	(37,401)

Net increase (decrease) in shares outstanding	(216,084)	$(1,872,748)

Year ended February 28, 2010:
Shares sold	17,713	$134,260
Shares issued in reinvestment of dividends	39,401	267,979
Shares reacquired	(511,327)	(3,755,766)

Net increase (decrease) in shares outstanding	(454,213)	$(3,353,527)

Class Z
Year ended February 28, 2011:
Shares sold	44,419	$414,834
Shares issued in reinvestment of dividends	389	3,410
Shares reacquired	(53,921)	(508,923)

Net increase (decrease) in shares outstanding before conversion	(9,113)	(90,679)
Shares issued upon conversion from Class A and Class C	11,132	106,231

Net increase (decrease) in shares outstanding	2,019	$15,552

Year ended February 28, 2010:
Shares sold	38,135	$308,454
Shares issued in reinvestment of dividends	4,174	31,602
Shares reacquired	(52,006)	(406,148)

Net increase (decrease) in shares outstanding	(9,697)	$(66,092)

Prudential Strategic Value Fund	33

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2011.

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Financial Highlights

Class A Shares
	Year Ended
	February 28, 2011(c)	February 28, 2010(c)	February 28, 2009(c)	February 29, 2008(c)	February 28, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.77	$5.76	$11.69	$14.00	$12.26
Income (loss) from investment operations
Net investment income	.07	.07	.19	.20	.18
Net realized and unrealized gain (loss) on investment transactions	1.74	3.16	(5.54)	(1.38)	1.71
Total from investment operations	1.81	3.23	(5.35)	(1.18)	1.89
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.22)	(.07)	(.19)	(.15)
Distributions from net realized gains	-	-	(.51)	(.94)	-
Total dividends and distributions	(.02)	(.22)	(.58)	(1.13)	(.15)
Net asset value, end of year	$10.56	$8.77	$5.76	$11.69	$14.00
Total Return(a):	20.71%	56.74%	(46.73)%	(9.02)%	15.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,696	$23,754	$17,508	$14,247	$15,970
Average net assets (000)	$22,888	$22,813	$24,233	$16,449	$15,214
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.78%	1.77%	1.56%	1.27%	1.34%
Expenses, excluding distribution and service (12b-1) fees	1.53%	1.52%	1.31%	1.02%	1.09%
Net investment income	.81%	.96%	1.96%	1.42%	1.34%
For Class A, B, C and Z shares:
Portfolio turnover	19%	12%	16%	11%	7%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares through June 30, 2011.

(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Strategic Value Fund	35

Financial Highlights

continued

Class B Shares

	Year Ended
	February 28, 2011(b)	February 28, 2010(b)	February 28, 2009(b)	February 29, 2008(b)	February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.45	$5.56	$11.30	$13.58	$11.89
Income (loss) from investment operations
Net investment income	- (c)	.02	.09	.08	.07
Net realized and unrealized gain (loss) on investment transactions	1.68	3.03	(5.32)	(1.33)	1.67
Total from investment operations	1.68	3.05	(5.23)	(1.25)	1.74
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.16)	-	(.09)	(.05)
Distributions from net realized gains	-	-	(.51)	(.94)	-
Total dividends and distributions	(.01)	(.16)	(.51)	(1.03)	(.05)
Net asset value, end of year	$10.12	$8.45	$5.56	$11.30	$13.58
Total Return(a):	19.93%	55.60%	(47.15)%	(9.77)%	14.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,574	$1,931	$2,652	$35,243	$55,667
Average net assets (000)	$1,623	$2,207	$13,253	$47,942	$57,517
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.53%	2.52%	2.31%	2.02%	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.53%	1.52%	1.31%	1.02%	1.09%
Net investment income	.05%	.23%	.85%	.63%	.57%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Less than $.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended
	February 28, 2011(b)	February 28, 2010(b)	February 28, 2009(b)	February 29, 2008(b)	February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.45	$5.56	$11.30	$13.57	$11.89
Income (loss) from investment operations
Net investment income	.01	.02	.10	.09	.07
Net realized and unrealized gain (loss) on investment transactions	1.66	3.03	(5.33)	(1.33)	1.66
Total from investment operations	1.67	3.05	(5.23)	(1.24)	1.73
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.16)	-	(.09)	(.05)
Distributions from net realized gains	-	-	(.51)	(.94)	-
Total dividends and distributions	(.01)	(.16)	(.51)	(1.03)	(.05)
Net asset value, end of year	$10.11	$8.45	$5.56	$11.30	$13.57
Total Return(a):	19.81%	55.60%	(47.15)%	(9.70)%	14.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,016	$12,701	$10,880	$26,334	$38,523
Average net assets (000)	$12,279	$12,804	$20,373	$34,794	$39,652
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.53%	2.52%	2.31%	2.02%	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.53%	1.52%	1.31%	1.02%	1.09%
Net investment income	.06%	.21%	1.09%	.63%	.57%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Strategic Value Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended
	February 28, 2011(b)	February 28, 2010(b)	February 28, 2009(b)	February 29, 2008(b)	February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.88	$5.83	$11.82	$14.15	$12.39
Income (loss) from investment operations
Net investment income	.10	.10	.21	.23	.21
Net realized and unrealized gain (loss) on investment transactions	1.77	3.18	(5.60)	(1.39)	1.74
Total from investment operations	1.87	3.28	(5.39)	(1.16)	1.95
Less Dividends and Distributions:
Dividends from net investment income	(.03)	(.23)	(.09)	(.23)	(.19)
Distributions from net realized gains	-	-	(.51)	(.94)	-
Total dividends and distributions	(.03)	(.23)	(.60)	(1.17)	(.19)
Net asset value, end of year	$10.72	$8.88	$5.83	$11.82	$14.15
Total Return(a):	21.07%	57.09%	(46.59)%	(8.81)%	15.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,565	$1,279	$895	$2,456	$3,821
Average net assets (000)	$1,345	$1,167	$1,845	$3,363	$4,011
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.53%	1.52%	1.31%	1.02%	1.09%
Expenses, excluding distribution and service (12b-1) fees	1.53%	1.52%	1.31%	1.02%	1.09%
Net investment income	1.07%	1.21%	2.08%	1.62%	1.57%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Strategic Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2011

Prudential Strategic Value Fund	39

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (February 28, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that in the fiscal year ended February 28, 2011, the Fund paid ordinary income dividends of $0.02 per Class A shares, $0.01 per Class B shares, $0.01 per Class C shares and $0.03 per Class Z shares, respectively.

For the fiscal year ended February 28, 2011, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended February 28, 2011, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2012, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2011.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Strategic Value Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 60	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Strategic Value Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Richard W. Kinville (42) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999- January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Strategic Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	74440K108	74440K207	74440K306	74440K405

MF502E    0199366-00001-00

ANNUAL REPORT	FEBRUARY 28, 2011

Prudential Jennison Market Neutral Fund

Fund Type Equity Market Neutral Objective Long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

April 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Market Neutral Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Market Neutral Fund

Prudential Jennison Market Neutral Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 3.97%; Class B, 4.67%; Class C, 4.67%; Class Z, 3.67%. Net operating expenses: Class A, 3.58%; Class B, 4.33%; Class C, 4.33%; Class Z, 3.33%, after contractual reduction through 6/30/2011. Net operating expenses include dividends paid on stocks sold short, which are required to be disclosed as an expense (dividend expense on short positions) and broker fees and expenses on short sales. The dividend expense on short positions will be substantially offset by market value gains on the day the dividends are announced. Without the inclusion of dividend expense on short positions and broker fees and expenses on short sales, the net expense ratios are: Class A, 1.85%; Class B, 2.60%; Class C, 2.60%; and Class Z, 1.60%.

Cumulative Total Returns (Without Sales Charges) as of 2/28/11
Since Inception
Class A	–2.90%
Class B	–3.50
Class C	–3.50
Class Z	–2.70
Citigroup 3-Month T-Bill Index	0.13
Lipper Equity Market Neutral Funds	1.81

Average Annual Total Returns (With Sales Charges) as of 3/31/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A
Citigroup 3-Month T-Bill Index	N/A
Lipper Equity Market Neutral Funds	N/A

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Average Annual Total Returns (With Sales Charges) as of 2/28/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A

Average Annual Total Returns (Without Sales Charges) as of 2/28/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Market Neutral Fund, Inc. (Class A shares) with a similar investment in the Citigroup 3-Month T-Bill Index by portraying the initial account values at the commencement of operations of Class A shares (April 30, 2010) and the account values at the end of the current fiscal year (February 28, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Prudential Jennison Market Neutral Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. Inception date: 4/23/10.

The average annual total returns take into account applicable sales charges. During the period ended February 28, 2011, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their share through brokers affiliated with Prudential. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns on investment in the graph and the returns on the tables reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Citigroup 3-Month T-Bill Index

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

Lipper Equity Market Neutral Funds Average

The Lipper Equity Market Neutral Funds Average (Lipper Average) is based on the average returns of all mutual funds in the Lipper Equity Market Neutral Funds category.

Russell 3000® Index

The Russell 3000 Index is an unmanaged index which measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index

The Russell 2500 Index is an unmanaged index which measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

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Investors cannot invest directly in an index or average. The returns for the Citigroup 3-Month T-Bill Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Citigroup 3-Month T-Bill Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Long Positions expressed as a percentage of net assets as of 2/28/2011
Schlumberger Ltd., Energy Equipment & Services	2.5%
Apple, Inc., Computers & Peripherals	2.4
Bunge Ltd., Food Products	2.2
Anadarko Petroleum Corp., Oil, Gas & Consumable Fuels	2.2
Flextronics International Ltd., Electronic Equipment & Instruments	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions expressed as a percentage of net assets as of 2/28/2011
Energy Select Sector SPDR Fund, Exchange Traded Funds	6.0%
Consumer Discretionary Select Sector SPDR, Exchange Traded Funds	4.7
Technology Select Sector SPDR Fund, Exchange Traded Funds	4.7
SPDR S&P 500 ETF Trust, Exchange Traded Funds	4.6
Industrial Select Sector SPDR Fund, Exchange Traded Funds	4.5

Five Largest Industries expressed as a percentage of net assets as of 2/28/2011
Oil, Gas & Consumable Fuels	9.9%
Software	8.8
Media	8.0
Food Products	6.3
Computers & Peripherals	5.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Market Neutral Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Market Neutral Fund’s Class A shares declined 2.90% from its inception on April 23, 2010 through its fiscal year-end on February 28, 2011. The Fund’s Class A shares underperformed the 0.13% return of the Citigroup 3-Month Treasury Bill Index (the Index) for the same period and the 1.81% return of the Lipper Equity Market Neutral Funds Average.

Rising stock prices can prove difficult for portfolios that employ market neutral strategies. The portfolios buy stocks that are expected to gain in value (take long positions) and sell borrowed stocks they do not own (take short positions). A short sale is done with the expectation that a stock can be bought at a lower price in the future to generate profits. However, if stock prices rally (as during the reporting period), a short sale can result in a loss, as a portfolio would have to buy the stock back at a higher price than it was sold. The Fund’s Class A shares posted a decline for the reporting period partly reflecting losses in its short portfolio.

How is the Fund managed?

The Fund seeks capital appreciation and tries to outperform the Index by generating equity-like returns over the long term with bond-like volatility. It also tries to preserve capital when the stock market declines, minimize net exposure to the stock market, and exhibit low correlation to broad market indices and other managers.

Jennison employs a highly tailored approach to managing the Fund. It uses proprietary fundamental research and a bottom-up approach to choose stocks for the Fund’s long side that includes large-cap growth, large-cap value, and small/mid-cap equities. Short positions are derived by applying proprietary quantitative research to a broad universe of equity securities and portfolio optimization techniques. Consequently, the Fund is expected to be diversified by investment approach (fundamental and quantitative), market capitalization (large, mid, and small), and investment style (growth, value, growth at a reasonable price (GARP), and quantitative).

What was the market environment like for investing in stocks?

U.S. equity market strength at the beginning and end of the reporting period, aided by continued, albeit slow, economic growth, more than offset declines during the period’s middle months, when the expansion appeared to be losing steam. Therefore, the broad U.S. equity market as measured by the Russell 3000® Index posted a solid gain for the reporting period.

When the reporting period began on April 23, 2010, distressed sale prices, low interest rates, increased availability of mortgage credit, and tax credits stimulated

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housing activity. Manufacturing activity picked up, and corporate profits improved largely due to workforce and inventory reductions.

Clouds began to gather during the second quarter of 2010, however, as the pace of improvement decelerated. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators.

In Europe, a sovereign-debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market likewise raised fears that global growth might slow more than anticipated.

Domestic markets saw additional volatility linked to turns in Washington policy debates. In March, an overhaul in the U.S. healthcare system was enacted. In July, sweeping financial regulatory legislation was passed.

At the end of the period, consumer spending, retail sales, and personal income were rising. However, business production and housing measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak. Given the overall uncertainty, businesses prolonged their pause in investing and hiring.

What impact did the short portfolio have on the Fund’s return?

The Fund’s short positions outperformed the Russell 3000 Index, which posted a solid gain for the reporting period as previously mentioned.1 This detracted from the Fund’s return as its short positions were expected to decline in value in order to generate profits.

The long portfolio’s positions in materials and utilities outperformed the short portfolio’s positions in the same sectors. In industrials, the long portfolio and the short portfolio performed in line with each other. However, the short portfolio outperformed the long portfolio in all other sectors.

What impact did the long portfolio have on the Fund’s return?

The long portfolio, which consists of small/mid-cap, value, and growth portions, modestly outperformed the Russell 3000® Index. The small/mid-cap portion outperformed both the Russell 2500™ style benchmark and the Russell 3000® Index. The value portion outperformed its style benchmark, Russell 1000® Value Index, and performed in line with the broad equity market. The growth portion underperformed its style benchmark, the Russell 1000® Growth, and the Russell 3000® Index.

1 Short portfolio performance does not include income generated by rebates, which are the portion of interest or dividends earned by the owner (lender) of shares that are paid to the short seller (borrower) of the shares.

Prudential Jennison Market Neutral Fund	7

Strategy and Performance Overview (continued)

Every sector had a positive impact on the long portfolio’s return. Underweight stances in financials and utilities and stock selection in materials, information technology, and consumer staples also benefited its return versus the Russell 3000® Index. Although energy positions meaningfully added to the long portfolio’s return, they did not gain as much as those held by the broad market index and were the largest detriment to relative performance. Other sources of relative loss included security selection in consumer discretionary and healthcare. Lower weightings in telecommunication services and industrials were also sources of underperformance.

Key contributors in the long portfolio included information technology positions Juniper Networks, NetApp, and Apple, energy holding Schlumberger, consumer staples company Bunge, and the consumer discretionary position in Liberty Global.

Juniper Networks makes Internet protocol routers for private and public access networks. It also designs the application-specific chips that control its routers. Other offerings include network traffic management software, virtual private network and firewall devices, and support services. Juniper’s strength has been driven by increased customer spending (spurred by the demands of data-rich applications), new high-speed silicon products, and a heightened emphasis on securing corporate and service provider networks. Jennison trimmed the long portfolio’s position in Juniper due to valuation but did not sell all of the shares, as the investment team believes the company is set to take advantage of next-generation network growth. Jennison also expects further gains for Juniper due to robust growth in its end markets and the deteriorating position of older infrastructure providers.

NetApp advanced after reporting consecutive quarters that surpassed consensus expectations and issued better-than-expected guidance. NetApp provides data-management tools that simplify the complexities of storing, managing, protecting, and archiving enterprise data. Jennison has trimmed the position as the share price appreciated, but continues to believe the company is positioned to benefit from growth in the storage business stemming from increased digital content. By investing in its sales force and in initiatives designed to increase its visibility, NetApp is hoping to broaden its customer base and drive growth in gross revenues. The investment manager likes the company’s better-than-industry average earnings growth, strong balance sheet, and free-cash-flow generation.

Liberty Global, an international cable operator offering advanced video, voice, and broadband Internet services, delivered a strong double-digit gain for the reporting period. In Jennison’s opinion, Liberty Global has an advantageous position in Europe, with nearly every market it operates in experiencing revenue acceleration. Jennison

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believes this trend will continue due to low digital penetration, increases in broadband services, and Liberty Global’s major data plant advantage over the telephone companies. The company plans to continue its strategy to acquire high-growth European cable assets, and its current liquidity should give it the flexibility to do so. Even with the recent stock price appreciation, Jennison continues to believe the stock is trading at a significant discount to private market value.

Among key detractors from the long portfolio were information technology positions Adobe Systems, Advanced Micro Devices, and Visa as well as energy holding Petrobras. The long portfolio closed the position in Adobe Systems in August due to heightened concerns about potential profitability and increased competition for Flash authoring tools.

Advanced Micro Devices is the world’s second-largest maker of personal computer and server microprocessors. It also makes embedded processors and other chips for communications and networking application. Second-quarter revenue growth and gross margin improvement beat consensus expectations due to a richer product mix of notebooks and servers. However, the company’s market share loss in servers and higher operating expenses guidance were disappointing. Advanced Micro Devices’ statement that it will delay the launch of its Llano mainstream CPU-GPU “Fusion” platform led Jennison to believe the company’s market share may erode further, to Intel’s benefit. Jennison therefore closed the position in July.

Uncertainty surrounding the recapitalization plan of Brazilian state-run oil producer Petrobras pressured its stock. Without a clearer picture of the size and price of the offering, Jennison did not believe the stock would outperform in the near-term and, therefore, closed the position in July.

Prudential Jennison Market Neutral Fund	9

Comments on Five Largest Holdings

The following percentage weightings represent the size of positions held in the Fund’s long portfolio.

2.5%	Schlumberger Ltd., Energy Equipment & Services

Jennison believes that the global oil services company is positioned to benefit from an oil-directed spending recovery internationally over the next several years. The company continues to develop new products and technologies that win market share in what Jennison considers important long-term growth markets. Higher oil prices will likely garner increased investment, particularly in exploration, and increases in development activity and production enhancement also should drive stronger growth rates as the year unfolds.

2.4%	Apple, Inc., Computers & Peripherals

Jennison believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains. In the most recently reported quarter, Apple sold over four million Mac computers (beating the previous record by more than 200,000 units), almost 20 million iPods, more than 16 million iPhones, and more than seven million iPads. On a combined basis, iPads and iPhones now generate about 60% of its total revenues; four years ago neither existed.

2.2%	Bunge Ltd., Food Products

Jennison believes Bunge’s fundamentals and earnings power are strong and expects its stock to outperform over the next few quarters. The investment team thinks the market is undervaluing Bunge because the wrong ratio, price/earnings, is being used to value the company. Bunge’s EBITDA (earnings before income, tax, depreciation, and amortization) and earnings are currently depressed due to its transition from fertilizer to sugar, underperformance of agribusiness in 2010, and the recovery of normalized margins in milling and oils. Jennison has confidence that Bunge’s management will redeploy fertilizer proceeds in a disciplined and return-oriented fashion, and that it should benefit from higher sugar and ethanol prices. Moreover, Bunge announced a buyback in 2010, the first of its kind, which represents, in Jennison’s opinion, a commitment to improving returns on all capital being deployed.

2.2%	Anadarko Petroleum Corp., Oil, Gas & Consumable Fuels

Anadarko Petroleum owned 25% of BP’s Macondo well, which caused the oil spill in the Gulf of Mexico. While there is speculation in the market that Anadarko will incur significant liability, Jennison believes its minority position and limited voice in drilling the well should yield a far smaller payment. In Jennison’s opinion, Anadarko has one of the best management teams in the industry and a diversified portfolio that should allow it to grow reserves and production faster than the industry. Its exploration programs in West Africa and Brazil have sizable potential, and it can shift capital expenditures from the Gulf of Mexico to accelerate exploration in these areas. The current stock price reflects little of the value of the huge reserves that may

10	Visit our website at www.prudentialfunds.com

exist on Anadarko’s large land holding that extends up to Sierra Leone and may contain the same type of structure that is proving so prolific in Ghana. Anadarko shares also benefited from BHP Billiton Ltd.’s bid to purchase it.

2.2%	Flextronics International Ltd., Electronic Equipment & Instruments

Jennison continues to believe its investment thesis, predicated on improving margins due to industry trends and company-specific improvement associated with the components businesses, is intact. In the view of the investment team, Flextronics’ two competitive advantages are its scale and footprint. Flextronics is the second largest electronics manufacturing service firm in the world and among the lowest-cost producers. This is primarily due to its dominant presence in newly industrialized nations such as China, Hungary, Mexico, and Poland.

Prudential Jennison Market Neutral Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2010, at the beginning of the period, and held through the six-month period ended February 28, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

12	Visit our website at www.prudentialfunds.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Market Neutral Fund		Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,006.20	3.68%	$18.31
	Hypothetical	$1,000.00	$1,006.55	3.68%	$18.31

Class B	Actual	$1,000.00	$1,003.10	4.43%	$22.00
	Hypothetical	$1,000.00	$1,002.83	4.43%	$22.00

Class C	Actual	$1,000.00	$1,003.10	4.43%	$22.00
	Hypothetical	$1,000.00	$1,002.83	4.43%	$22.00

Class Z	Actual	$1,000.00	$1,007.20	3.43%	$17.07
	Hypothetical	$1,000.00	$1,007.79	3.43%	$17.08

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2011, and divided by the 365 days in the Portfolio’s fiscal year ended February 28, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Market Neutral Fund	13

Portfolio of Investments

as of February 28, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.8%
LONG POSITIONS
COMMON STOCKS

Aerospace & Defense 4.0%
4,684	Moog, Inc. (Class A Stock)(a)	$212,700
16,591	Precision Castparts Corp.(c)	2,351,774
41,022	Raytheon Co.	2,100,737

		4,665,211

Air Freight & Logistics 0.2%
9,604	UTi Worldwide, Inc.	191,120

Biotechnology 0.1%
3,136	Cepheid, Inc.(a)	83,135

Building Products 0.1%
2,132	Owens Corning(a)	76,176

Capital Markets 2.2%
10,993	Eaton Vance Corp.	344,081
3,742	Fxcm, Inc. (Class A Stock)(a)	42,584
12,122	Goldman Sachs Group, Inc. (The)(c)	1,985,341
19,443	Janus Capital Group, Inc.	261,120

		2,633,126

Chemicals 5.5%
5,288	Albemarle Corp.	304,377
52,184	Dow Chemical Co. (The)(c)	1,939,157
36,104	E.I. duPont de Nemours & Co.	1,981,027
2,787	Intrepid Potash, Inc.(a)	107,578
28,321	Monsanto Co.	2,035,997
16,229	Spartech Corp.(a)	137,622

		6,505,758

Commercial Banks 0.5%
6,140	Bank of the Ozarks, Inc.	264,327
2,342	BOK Financial Corp.	120,262
6,852	FirstMerit Corp.	116,826
2,655	Prosperity Bancshares, Inc.	108,377

		609,792

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	15

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.7%
3,257	Clean Harbors, Inc.(a)	$299,253
10,145	Mobile Mini, Inc.(a)	230,697
9,707	Waste Connections, Inc.	281,406

		811,356

Communications Equipment 2.4%
4,794	ADTRAN, Inc.	218,031
10,836	Ciena Corp.(a)	298,748
46,724	Juniper Networks, Inc.(a)(c)	2,055,856
4,802	Meru Networks, Inc.(a)	102,571
5,185	NETGEAR, Inc.(a)	170,068

		2,845,274

Computers & Peripherals 5.8%
8,109	Apple, Inc.(a)(c)	2,864,180
64,553	EMC Corp.(a)	1,756,487
41,418	NetApp, Inc.(a)(c)	2,139,654
3,130	Synaptics, Inc.(a)	92,335

		6,852,656

Construction & Engineering 0.7%
9,487	Chicago Bridge & Iron Co. NV(a)	336,978
31,807	Great Lakes Dredge & Dock Corp.	250,321
3,941	URS Corp.(a)	183,375

		770,674

Consumer Finance 0.1%
1,461	Green Dot Corp. (Class A Stock)(a)	76,279

Diversified Consumer Services 2.1%
9,231	Bridgepoint Education, Inc.(a)	172,804
151,646	H&R Block, Inc.(c)	2,303,503

		2,476,307

Diversified Telecommunication Services 0.2%
14,457	tw telecom, Inc. (Class A Stock)(a)	268,900

Electric Utilities 0.1%
2,805	El Paso Electric Co.(a)	78,821

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment 0.1%
4,495	Woodward Governor Co.	$147,841

Electronic Equipment & Instruments 2.6%
3,443	Anixter International, Inc.	246,588
316,120	Flextronics International Ltd. (Singapore)(a)(c)	2,557,411
8,212	FLIR Systems, Inc.	265,247

		3,069,246

Energy Equipment & Services 2.9%
970	Core Laboratories NV	100,250
2,286	Dril-Quip, Inc.(a)	175,336
11,134	Key Energy Services, Inc.(a)	172,577
31,344	Schlumberger Ltd.(c)	2,928,156

		3,376,319

Food & Staples Retailing 2.2%
62,824	CVS Caremark Corp.	2,076,961
7,853	Ruddick Corp.	288,205
6,086	United Natural Foods, Inc.(a)	258,351

		2,623,517

Food Products 6.3%
7,004	Adecoagro SA (Luxembourg)(a)	85,309
36,664	Bunge Ltd.(c)	2,646,041
10,970	Darling International, Inc.(a)	152,373
1,437	Diamond Foods, Inc.	73,215
63,471	Kraft Foods, Inc. (Class A Stock)(c)	2,020,917
12,353	SunOpta, Inc.(a)	84,865
5,813	TreeHouse Foods, Inc.(a)	303,264
108,292	Tyson Foods, Inc. (Class A Stock)	2,017,480

		7,383,464

Healthcare Equipment & Supplies 0.5%
9,058	Insulet Corp.(a)	160,327
2,754	Integra LifeSciences Holdings Corp.(a)	138,113
3,827	STERIS Corp.	129,544
4,394	Volcano Corp.(a)	115,298

		543,282

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	17

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 3.3%
5,397	Air Methods Corp.(a)	$313,242
5,785	AMERIGROUP Corp.(a)	331,770
8,062	Bio-Reference Labs, Inc.(a)	168,657
7,900	Centene Corp.(a)	240,713
39,069	Express Scripts, Inc.(a)(c)	2,196,459
4,531	MWI Veterinary Supply, Inc.(a)	313,636
7,432	Universal Health Services, Inc. (Class B Stock)	339,716

		3,904,193

Hotels, Restaurants & Leisure 0.9%
9,234	Cheesecake Factory, Inc. (The)(a)	268,155
18,900	Summit Hotel Properties, Inc.(a)	184,275
14,455	Texas Roadhouse, Inc.(a)	245,446
4,173	Vail Resorts, Inc.(a)	203,643
5,177	WMS Industries, Inc.(a)	205,993

		1,107,512

Household Products 0.3%
4,155	Church & Dwight Co., Inc.	313,453

Insurance 1.0%
4,169	Aspen Insurance Holdings Ltd.	123,194
12,601	Protective Life Corp.	358,246
6,875	StanCorp Financial Group, Inc.	316,250
10,104	Symetra Financial Corp.	144,487
774	White Mountains Insurance Group Ltd.	293,927

		1,236,104

Internet & Catalog Retail 1.7%
11,486	Amazon.com, Inc.(a)(c)	1,990,409
14,379	Vitacost.com, Inc.(a)	41,493

		2,031,902

Internet Software & Services 4.5%
16,522	Baidu, Inc. (China), ADR(a)	2,001,805
6,303	Digital River, Inc.(a)	211,655
3,783	Google, Inc. (Class A Stock)(a)	2,320,492
12,934	GSI Commerce, Inc.(a)	268,898
10,254	Monster Worldwide, Inc.(a)	175,856

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
9,442	SAVVIS, Inc.(a)	$306,771

		5,285,477

IT Services 0.6%
2,991	Alliance Data Systems Corp.(a)	235,511
2,830	Global Payments, Inc.	135,812
4,700	Interxion Holding NV (Netherlands)(a)	68,902
6,152	Wright Express Corp.(a)	313,752

		753,977

Life Sciences Tools & Services 0.2%
8,631	Bruker Corp.(a)	165,629
1,809	Techne Corp.	129,687

		295,316

Machinery 1.2%
3,915	AGCO Corp.(a)	214,464
7,880	Colfax Corp.(a)	174,778
2,754	Crane Co.	130,099
4,433	Graco, Inc.	180,467
7,066	IDEX Corp.	291,402
6,684	Pentair, Inc.	247,843
5,925	RBC Bearings, Inc.(a)	214,426

		1,453,479

Media 8.0%
82,644	Comcast Corp. (Class A Stock)	2,128,910
5,831	John Wiley & Sons, Inc. (Class A Stock)	278,780
50,947	Liberty Global, Inc. (Series C Stock)(a)(c)	2,032,276
56,111	Viacom, Inc. (Class B Stock)(c)	2,505,917
56,837	Walt Disney Co. (The)(c)	2,486,050

		9,431,933

Metals & Mining 4.0%
829	Compass Minerals International, Inc.	77,487
35,708	Freeport-McMoRan Copper & Gold, Inc.(c)	1,890,738
48,280	Goldcorp, Inc.	2,308,267
26,061	Hecla Mining Co.(a)	264,519
2,379	Reliance Steel & Aluminum Co.	131,630

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	19

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
10,537	US Gold Corp.(a)	$76,499

		4,749,140

Multiline Retail 0.2%
5,940	Big Lots, Inc.(a)	243,718

Oil, Gas & Consumable Fuels 9.9%
31,364	Anadarko Petroleum Corp.(c)	2,566,516
3,101	Bill Barrett Corp.(a)	120,567
4,897	Brigham Exploration Co.(a)	179,132
3,848	Concho Resources, Inc.(a)	409,889
3,882	Forest Oil Corp.(a)	137,772
43,426	Marathon Oil Corp.	2,153,930
14,520	Occidental Petroleum Corp.(c)	1,480,604
4,294	Patriot Coal Corp.(a)	101,338
6,641	Rosetta Resources, Inc.(a)	301,236
55,366	Southwestern Energy Co.(a)(c)	2,185,850
4,310	Whiting Petroleum Corp.(a)	281,615
58,677	Williams Cos., Inc. (The)	1,781,434

		11,699,883

Pharmaceuticals 2.1%
3,881	Perrigo Co.	296,625
42,209	Teva Pharmaceutical Industries Ltd. (Israel), ADR	2,114,671
2,817	Valeant Pharmaceuticals International, Inc.	112,905

		2,524,201

Professional Services 0.5%
6,725	Corporate Executive Board Co. (The)	269,471
4,772	FTI Consulting, Inc.(a)	157,428
6,044	Resources Connection, Inc.	116,589

		543,488

Real Estate Investment Trusts 1.2%
13,646	Capstead Mortgage Corp.	179,309
65,960	Chimera Investment Corp.	284,288
9,512	CreXus Investment Corp.	125,558
14,635	Dct Industrial Trust, Inc.	82,249
19,513	Hersha Hospitality Trust (Class A Stock)	128,200
1,962	Kilroy Realty Corp.	76,028

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
38,785	MFA Financial, Inc.	$328,509
4,052	Mid-America Apartment Communities, Inc.	263,258

		1,467,399

Road & Rail 0.4%
9,256	Heartland Express, Inc.	153,557
5,177	Kansas City Southern(a)	278,730

		432,287

Semiconductors & Semiconductor Equipment 1.0%
11,072	ATMI, Inc.(a)	201,953
7,977	Cavium Networks, Inc.(a)	344,447
2,079	Hittite Microwave Corp.(a)	127,609
9,091	MEMC Electronic Materials, Inc.(a)	123,365
8,879	Power Integrations, Inc.	353,739

		1,151,113

Software 8.8%
8,622	Ariba, Inc.(a)	266,851
88,565	CA, Inc.(c)	2,194,641
8,414	CommVault Systems, Inc.(a)	307,363
7,234	Informatica Corp.(a)	340,070
69,191	Oracle Corp.(c)	2,276,384
13,981	Salesforce.com, Inc.(a)(c)	1,849,267
90,728	Symantec Corp.(a)(c)	1,635,826
18,381	VMware, Inc. (Class A Stock)(a)(c)	1,537,571

		10,407,973

Specialty Retail 0.1%
4,982	Express, Inc.	89,577
203	Williams-Sonoma, Inc.	7,326

		96,903

Textiles, Apparel & Luxury Goods 2.5%
9,309	Maidenform Brands, Inc.(a)	252,646
24,159	NIKE, Inc. (Class B Stock)(c)	2,150,876
4,423	Phillips-Van Heusen Corp.	265,424
4,631	Warnaco Group, Inc. (The)(a)	271,886

		2,940,832

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	21

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 0.3%
6,610	Provident Financial Services, Inc.	$97,894
4,302	Washington Federal, Inc.	76,447
2,934	WSFS Corp.	137,370

		311,711

Water Utilities 0.1%
7,649	Aqua America, Inc.	172,256

Wireless Telecommunication Services 0.7%
17,464	NTELOS Holdings Corp.	339,151
12,723	SBA Communications Corp. (Class A Stock)(a)	535,511

		874,662

	Total long-term investments (cost $90,253,290)	109,517,166

SHORT-TERM INVESTMENT 7.0%

Affiliated Money Market Mutual Fund
8,267,297	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(b) (cost $8,267,297)	8,267,297

	Total Investments, Before Securities Sold Short (cost $98,520,587)	117,784,463

SECURITIES SOLD SHORT (92.1)%
COMMON STOCKS (62.8)%

Aerospace & Defense (0.2)%
8,822	Textron, Inc.	(238,988)

Air Freight & Logistics (0.4)%
5,327	FedEx Corp.	(479,537)

Airlines (0.1)%
4,545	Delta Air Lines, Inc.(a)	(51,086)

Beverages (1.7)%
8,258	Coca-Cola Co. (The)	(527,851)
23,963	PepsiCo, Inc.	(1,519,734)

		(2,047,585)

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology (0.5)%
2,401	Dendreon Corp.(a)	$(80,650)
1,932	Genzyme Corp.(a)	(145,769)
13,689	Human Genome Sciences, Inc.(a)	(342,636)
802	InterMune, Inc.(a)	(29,361)

		(598,416)

Capital Markets (2.0)%
4,675	BlackRock, Inc. (Class A Stock)	(953,653)
4,985	Invesco Ltd.	(133,797)
1,518	Kbw, Inc.	(38,846)
3,600	Stifel Financial Corp.(a)	(258,264)
15,127	T. Rowe Price Group, Inc.	(1,013,207)

		(2,397,767)

Chemicals (1.4)%
514	CF Industries Holdings, Inc.	(72,618)
13,697	Huntsman Corp.	(241,752)
13,417	Praxair, Inc.	(1,333,381)

		(1,647,751)

Commercial Banks (2.1)%
42,459	BB&T Corp.	(1,171,868)
7,652	Comerica, Inc.	(297,663)
19,216	Fifth Third Bancorp	(280,554)
1,818	First Horizon National Corp.	(20,907)
38,386	Investors Bancorp, Inc.(a)	(519,746)
7,023	U.S. Bancorp	(194,748)

		(2,485,486)

Commercial Services & Supplies (0.4)%
2,509	ACCO Brands Corp.(a)	(21,452)
28,380	Covanta Holding Corp.	(480,189)
701	Republic Services, Inc.	(20,757)

		(522,398)

Communications Equipment (0.1)%
2,128	Acme Packet, Inc.(a)	(160,111)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	23

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals (0.6)%
38,244	NCR Corp.(a)	$(730,460)
1,193	QLogic Corp.(a)	(21,546)

		(752,006)

Construction Materials (0.1)%
3,624	Vulcan Materials Co.	(166,160)

Consumer Finance
1,555	Dollar Financial Corp.(a)	(33,261)

Diversified Financial Services (2.8)%
134,546	Bank of America Corp.	(1,922,662)
477	CME Group, Inc. (Class A Stock)	(148,481)
33,102	Leucadia National Corp.	(1,096,669)
1,618	MSCI, Inc. (Class A Stock)(a)	(57,439)
2,401	PICO Holdings, Inc.(a)	(71,334)

		(3,296,585)

Diversified Telecommunication Services (1.6)%
49,882	Verizon Communications, Inc.	(1,841,643)

Electric Utilities (0.8)%
14,108	Exelon Corp.	(589,150)
4,867	ITC Holdings Corp.	(333,633)

		(922,783)

Electrical Equipment (0.3)%
6,815	Polypore International, Inc.(a)	(398,269)

Electronic Equipment & Instruments (0.7)%
25,716	National Instruments Corp.	(800,539)

Energy Equipment & Services (1.3)%
18,674	Baker Hughes, Inc.	(1,326,788)
5,090	Nabors Industries Ltd.(a)	(144,912)
4,628	Weatherford International Ltd.(a)	(111,905)

		(1,583,605)

Food & Staples Retailing (0.7)%
36,253	Safeway, Inc.	(791,041)

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products (1.0)%
799	Green Mountain Coffee Roasters, Inc.(a)	$(32,583)
1,268	Hershey Co. (The)	(66,342)
20,138	Kellogg Co.	(1,078,591)

		(1,177,516)

Healthcare Equipment & Supplies (2.6)%
6,059	Alere, Inc.(a)	(234,120)
9,768	Baxter International, Inc.	(519,169)
30,671	CareFusion Corp.(a)	(837,932)
8,648	Covidien PLC	(444,940)
2,471	Intuitive Surgical, Inc.(a)	(810,364)
4,395	Medtronic, Inc.	(175,448)

		(3,021,973)

Healthcare Providers & Services (0.2)%
6,882	Wellcare Health Plans, Inc.(a)	(258,419)

Healthcare Technology (0.9)%
10,316	Cerner Corp.(a)	(1,036,242)

Hotels, Restaurants & Leisure (0.1)%
2,605	Las Vegas Sands Corp.(a)	(121,497)

Household Durables (1.8)%
15,681	Jarden Corp.	(515,434)
167	NVR, Inc.(a)	(121,553)
15,806	Stanley Black & Decker, Inc.	(1,198,569)
12,555	Toll Brothers, Inc.(a)	(266,919)

		(2,102,475)

Household Products (2.2)%
17,466	Colgate-Palmolive Co.	(1,371,430)
19,422	Procter & Gamble Co. (The)	(1,224,557)

		(2,595,987)

Independent Power Producers & Energy Traders (0.7)%
64,439	AES Corp. (The)(a)	(797,110)

Industrial Conglomerates (2.0)%
7,380	3M Co.	(680,657)
80,203	General Electric Co.	(1,677,847)

		(2,358,504)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	25

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (1.2)%
1,531	Genworth Financial, Inc. (Class A Stock)(a)	$(20,255)
41,566	Marsh & McLennan Cos., Inc.	(1,265,269)
5,108	XL Group PLC (Ireland) (Class A Stock)	(119,272)

		(1,404,796)

Internet & Catalog Retail (0.2)%
1,004	NetFlix, Inc.(a)	(207,497)

Internet Software & Services (1.9)%
8,875	AOL, Inc.(a)	(185,221)
30,942	eBay, Inc.(a)	(1,036,712)
3,663	Equinix, Inc.(a)	(316,630)
23,262	Nic, Inc.	(235,877)
26,183	Yahoo!, Inc.(a)	(429,401)

		(2,203,841)

IT Services (1.5)%
36,264	Fidelity National Information Services, Inc.	(1,174,591)
5,138	Paychex, Inc.	(172,791)
19,954	Western Union Co. (The)	(438,788)

		(1,786,170)

Life Sciences Tools & Services (1.0)%
17,548	Charles River Laboratories International, Inc.(a)	(639,449)
9,035	Covance, Inc.(a)	(509,845)
1,258	Life Technologies Corp.(a)	(67,140)

		(1,216,434)

Machinery (0.4)%
6,398	SPX Corp.	(510,305)

Media (2.6)%
30,699	DIRECTV (Class A Stock)(a)	(1,411,233)
8,433	Morningstar, Inc.	(494,848)
28,771	Thomson Reuters Corp. (Canada)	(1,135,016)

		(3,041,097)

Metals & Mining (2.0)%
1,313	AK Steel Holding Corp.	(20,982)
55,354	Alcoa, Inc.	(932,715)
878	Allegheny Technologies, Inc.	(58,896)

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
5,455	Allied Nevada Gold Corp.(a)	$(165,505)
24,896	Nucor Corp.	(1,194,012)
568	United States Steel Corp.	(32,654)

		(2,404,764)

Multi-Utilities (0.9)%
38,927	Ameren Corp.	(1,088,399)

Oil, Gas & Consumable Fuels (3.1)%
13,476	Cabot Oil & Gas Corp.	(615,314)
14,029	Continental Resources, Inc.(a)	(975,436)
239	Devon Energy Corp.	(21,854)
11,770	EOG Resources, Inc.	(1,321,889)
6,354	Frontier Oil Corp.(a)	(177,277)
686	Massey Energy Co.	(43,444)
1,272	Teekay Corp.	(43,770)
13,951	Valero Energy Corp.	(393,139)

		(3,592,123)

Paper & Forest Products (0.5)%
22,225	International Paper Co.	(617,411)

Pharmaceuticals (5.4)%
34,766	Abbott Laboratories	(1,672,245)
37,564	Johnson & Johnson	(2,307,932)
40,636	Merck & Co., Inc.	(1,323,514)
45,053	Warner Chilcott PLC (Ireland) (Class A Stock)	(1,066,855)

		(6,370,546)

Professional Services (1.2)%
1,953	IHS, Inc. (Class A Stock)(a)	(163,466)
3,772	Kforce, Inc.(a)	(67,368)
9,500	Manpower, Inc.	(603,250)
17,263	Verisk Analytics, Inc. (Class A Stock)(a)	(558,458)

		(1,392,542)

Real Estate Investment Trusts (4.3)%
14,391	Health Care REIT, Inc.	(751,498)
21,433	Plum Creek Timber Co., Inc.	(899,329)
10,817	Public Storage	(1,214,208)
2,178	Simon Property Group, Inc.	(239,667)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	27

Portfolio of Investments

as of February 28, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
12,917	Ventas, Inc.	$(715,860)
13,263	Vornado Realty Trust	(1,237,836)

		(5,058,398)

Semiconductors & Semiconductor Equipment (2.1)%
75,526	Applied Materials, Inc.	(1,240,892)
31,876	Intersil Corp. (Class A Stock)	(407,694)
35,398	NVIDIA Corp.(a)	(802,119)

		(2,450,705)

Software (4.2)%
50,584	Activision Blizzard, Inc.(a)	(562,494)
26,380	Adobe Systems, Inc.(a)	(910,110)
14,074	Blackbaud, Inc.	(374,509)
4,645	Concur Technologies, Inc.(a)	(241,679)
22,954	Electronic Arts, Inc.(a)	(431,535)
7,076	JDA Software Group, Inc.(a)	(208,742)
1,130	McAfee, Inc.(a)	(54,184)
69,492	Microsoft Corp.	(1,847,098)
6,089	Solera Holdings, Inc.	(311,026)
3,660	TiVo, Inc.(a)	(37,625)

		(4,979,002)

Thrifts & Mortgage Finance (1.0)%
83,563	People’s United Financial, Inc.	(1,101,360)
3,016	TFS Financial Corp.	(31,306)

		(1,132,666)
	Total common stocks sold short (proceeds $(67,919,976))	(74,141,436)

EXCHANGE TRADED FUNDS (29.3)%
141,861	Consumer Discretionary Select Sector SPDR Fund	(5,590,742)
114,077	Consumer Staples Select Sector SPDR Fund	(3,390,368)
90,329	Energy Select Sector SPDR Fund	(7,094,440)
119,880	Financial Select Sector SPDR Fund	(2,019,978)
143,793	Industrial Select Sector SPDR Fund	(5,321,779)
3,975	Materials Select Sector SPDR Fund	(156,854)
40,829	SPDR S&P 500 ETF Trust	(5,436,381)

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

EXCHANGE TRADED FUNDS (Continued)
209,096	Technology Select Sector SPDR Fund	$(5,553,590)

	Total exchange traded funds sold short (proceeds $(29,586,025))	(34,564,132)

	Total securities sold short (proceeds $(97,506,001))	(108,705,568)

	Total Investments, Net of Securities Sold(d) 7.7% (cost $1,014,586; Note 5)	9,078,895
	Other assets in excess of liabilities 92.3%	108,967,289

	Net Assets 100.0%	$118,046,184

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	All or a portion of the security is segregated as collateral in connection with the short positions carried by the Fund.
(d)	As of February 28, 2011, 1 security representing $41,493 and 0.0% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	29

Portfolio of Investments

as of February 28, 2011 continued

The following is a summary of the inputs used as of February 28, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$109,475,673	$—	$41,493
Affiliated Money Market Mutual Fund	8,267,297	—	—
Common Stocks Sold Short	(74,141,436)	—	—
Exchange Traded Funds Sold Short	(34,564,132)	—	—

Total	$9,037,402	$—	$41,493

The industry classification of portfolio holdings and assets in excess of other liabilities shown as a percentage of net assets as of February 28, 2011 was as follows:

Oil, Gas & Consumable Fuels	9.9%
Software	8.8
Media	8.0
Affiliated Money Market Mutual Fund	7.0
Food Products	6.3
Computers & Peripherals	5.8
Chemicals	5.5
Internet Software & Services	4.5
Aerospace & Defense	4.0
Metals & Mining	4.0
Healthcare Providers & Services	3.3
Energy Equipment & Services	2.9
Electronic Equipment & Instruments	2.6
Textiles, Apparel & Luxury Goods	2.5
Communications Equipment	2.4
Capital Markets	2.2
Food & Staples Retailing	2.2
Diversified Consumer Services	2.1
Pharmaceuticals	2.1
Internet & Catalog Retail	1.7
Machinery	1.2
Real Estate Investment Trusts	1.2
Insurance	1.0
Semiconductors & Semiconductor Equipment	1.0
Hotels, Restaurants & Leisure	0.9
Commercial Services & Supplies	0.7
Construction & Engineering	0.7
Wireless Telecommunication Services	0.7
IT Services	0.6
Commercial Banks	0.5
Healthcare Equipment & Supplies	0.5

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Professional Services	0.5%
Road & Rail	0.4
Household Products	0.3
Thrifts & Mortgage Finance	0.3
Air Freight & Logistics	0.2
Diversified Telecommunication Services	0.2
Life Sciences Tools & Services	0.2
Multiline Retail	0.2
Biotechnology	0.1
Building Products	0.1
Consumer Finance	0.1
Electric Utilities	0.1
Electrical Equipment	0.1
Specialty Retail	0.1
Water Utilities	0.1
Consumer Finance	0.0 *
Airlines	(0.1)
Communications Equipment	(0.1)
Construction Materials	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Aerospace & Defense	(0.2)
Healthcare Providers & Services	(0.2)
Internet & Catalog Retail	(0.2)
Electrical Equipment	(0.3)
Air Freight & Logistics	(0.4)
Commercial Services & Supplies	(0.4)
Machinery	(0.4)
Biotechnology	(0.5)
Paper & Forest Products	(0.5)
Computers & Peripherals	(0.6)
Electronic Equipment & Instruments	(0.7)
Food & Staples Retailing	(0.7)
Independent Power Producers & Energy Traders	(0.7)
Electric Utilities	(0.8)
Healthcare Technology	(0.9)
Multi-Utilities	(0.9)
Food Products	(1.0)
Life Sciences Tools & Services	(1.0)
Thrifts & Mortgage Finance	(1.0)
Insurance	(1.2)
Professional Services	(1.2)
Energy Equipment & Services	(1.3)
Chemicals	(1.4)
IT Services	(1.5)
Diversified Telecommunication Services	(1.6)
Beverages	(1.7)
Household Durables	(1.8)
Internet Software & Services	(1.9)
Capital Markets	(2.0)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	31

Portfolio of Investments

as of February 28, 2011 continued

Industrial Conglomerates	(2.0)%
Metals & Mining	(2.0)
Commercial Banks	(2.1)
Semiconductors & Semiconductor Equipment	(2.1)
Household Products	(2.2)
Healthcare Equipment & Supplies	(2.6)
Media	(2.6)
Diversified Financial Services	(2.8)
Oil, Gas & Consumable Fuels	(3.1)
Software	(4.2)
Real Estate Investment Trusts	(4.3)
Pharmaceuticals	(5.4)
Exchange Traded Funds	(29.3)

7.7
Other assets in excess of liabilities	92.3

100.0%

*	Less than 0.05%.

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2011	ANNUAL REPORT

Jennison Market Neutral Fund

Statement of Assets and Liabilities

as of February 28, 2011

Assets
Investments at value:
Unaffiliated investments (cost $90,253,290)	$109,517,166
Affiliated investments (cost $8,267,297)	8,267,297
Deposit with broker for securities sold short	109,062,121
Receivable for Fund shares sold	500,748
Receivable for investments sold	153,781
Dividends receivable	76,435
Prepaid expenses	578

Total assets	227,578,126

Liabilities
Securities sold short, at value (proceeds $97,506,001)	108,705,568
Payable for Fund shares reacquired	453,989
Dividends payable on securities sold short	102,619
Management fee payable	110,128
Accrued expenses	96,674
Payable for investments purchased	37,744
Distribution fee payable	23,842
Affiliated transfer agent fee payable	1,378

Total liabilities	109,531,942

Net Assets	$118,046,184

Net assets were comprised of:
Shares of beneficial interest, at par	$12,155
Paid-in capital in excess of par	118,050,620

118,062,775
Accumulated net investment loss	(183,531)
Accumulated net realized loss on investment and short sales transactions	(7,897,369)
Net unrealized appreciation on investments and short sales	8,064,309

Net assets, February 28, 2011	$118,046,184

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($38,978,767 ÷ 4,012,669 shares of beneficial interest issued and outstanding)	$9.71
Maximum sales charge (5.50% of offering price)	.57

Maximum offering price to public	$10.28

Class B
Net asset value, offering price and redemption price per share ($2,051,153 ÷ 212,510 shares of beneficial interest issued and outstanding)	$9.65

Class C
Net asset value, offering price and redemption price per share ($20,023,641 ÷ 2,074,758 shares of beneficial interest issued and outstanding)	$9.65

Class Z
Net asset value, offering price and redemption price per share ($56,992,623 ÷ 5,855,161 shares of beneficial interest issued and outstanding)	$9.73

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	35

Statement of Operations

For the Period April 23, 2010* through February 28, 2011

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $10,242)	$706,766
Affiliated dividend income	36,173

Total income	742,939

Expenses
Management fee	1,160,554
Distribution fee—Class A	54,937
Distribution fee—Class B	10,171
Distribution fee—Class C	98,315
Dividend expense on short positions	1,225,452
Registration fees	91,000
Broker fees and expenses on short sales	110,455
Legal fees and expenses	66,000
Custodian’s fees and expenses	57,000
Transfer agent’s fees and expenses (including affiliated expenses of $6,000) (Note 3)	42,000
Reports to shareholders	34,000
Audit fee	30,000
Trustees’ fees	11,000
Miscellaneous	13,480

Total expenses	3,004,364
Less: Management fee waiver (Note 2)	(267,359)

Net expenses	2,737,005

Net investment loss	(1,994,066)

Realized And Unrealized Gain (Loss) On Investments and Short Sales
Net realized gain (loss) on:
Investment transactions	493,841
Short sale transactions	(8,049,325)

(7,555,484)

Net unrealized appreciation (depreciation) on:
Investments	19,263,876
Short sales	(11,199,567)

8,064,309

Net gain on investments and short sales	508,825

Net Decrease In Net Assets Resulting From Operations	$(1,485,241)

*	Commencement of investment operations.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

April 23, 2010* through February 28, 2011
Increase In Net Assets
Operations
Net investment loss	$(1,994,066)
Net realized loss on investment and short sale transactions	(7,555,484)
Net unrealized appreciation on investments and short sales	8,064,309

Net decrease in net assets resulting from operations	(1,485,241)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	164,170,703
Cost of shares reacquired	(44,639,278)

Net increase in net assets from Fund share transactions	119,531,425

Total increase	118,046,184

Net Assets
Beginning of period	—

End of period	$118,046,184

*	Commencement of investment operations.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	37

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust currently consists of four funds: Prudential Jennison Market Neutral Fund (the “Fund”), Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Market Neutral Fund. The Fund commenced investment operations on April 23, 2010. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund are not presented herein. The Trust was established as a Delaware business trust on January 28, 2000.

The investment objective of the Fund is long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition

38	Visit our website at www.prudentialfunds.com

of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Short Sales: The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized at all times by cash deposits with the prime broker and securities held in a segregated account at the custodian. The short stock rebate, when in excess of expenses is included in the Statement of Operations and represents the net income earned on short sale proceeds held on deposit with the prime broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. Dividends declared on short positions are recorded on the ex-dividend date as an expense on the Statement of Operations and included in the expense ratio in the Financial Highlights. Liability for securities sold short is reported at market value on the Statement of Assets and Liabilities. The Fund records a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund records a gain if the price of the security declines between those dates. Short selling involves the off-balance sheet risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Prudential Jennison Market Neutral Fund	39

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income on long positions and dividend expense on short positions is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

40	Visit our website at www.prudentialfunds.com

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

PI has contractually agreed until June 30, 2011 to waive a portion of their management fee and/or reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, dividend expenses related to short sales, taxes, interest, brokerage commissions and certain extraordinary expenses) to each class of shares to not exceed 1.60% of the Fund’s daily average net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Funds’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B, and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $375,183 in front-end sales charges resulting from sales of Class A shares, during the period ended February 28, 2011. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended February 28, 2011, it received $19,896, $323 and $5,175 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders.

Prudential Jennison Market Neutral Fund	41

Notes to Financial Statements

continued

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended February 28, 2011, were $150,124,975 and $60,365,531, respectively. Portfolio securities short sales and purchase to cover were $292,757,603 and $203,300,927, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the period ended February 28, 2011, the adjustments were to decrease accumulated net investment loss by $1,810,535, increase accumulated net realized loss on investment transactions by $341,885 and decrease paid-in capital in excess of par by $1,468,650 due to the reclassification of foreign currencies, net operating loss and adjustments due to securities sold short. Net

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investment loss, net realized loss on investment transactions and net assets were not affected by these changes.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$102,075,284	$16,060,042	$(350,863)	$15,709,179

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For the period ended February 28, 2011, there were no distributions paid by the Fund.

As of February 28, 2011, the Fund did not have any distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2011 of approximately $337,000 which expires in 2019. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses incurred will be required to be utilized prior to the utilization of losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund elects to treat post-October capital losses of approximately $4,188,900 as having been incurred in the following year (February 29, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Market Neutral Fund	43

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the fund. Class C shares are sold with a CDSC of 1% during the first 12 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

At February 28, 2011, 182,296 shares of Class Z were owned by the Manager and its affiliates.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended February 28, 2011:*
Shares sold	5,341,252	$52,305,311
Shares reacquired	(1,328,809)	(13,037,352)

Net increase (decrease) in shares outstanding before conversion	4,012,443	39,267,959
Shares issued upon conversion from Class B	713	7,110
Shares reacquired upon conversion into Class Z	(487)	(4,874)

Net increase (decrease) in shares outstanding	4,012,669	$39,270,195

Class B
Period ended February 28, 2011:*
Shares sold	230,827	$2,260,767
Shares reacquired	(17,600)	(172,058)

Net increase (decrease) in shares outstanding before conversion	213,227	2,088,709
Shares reacquired upon conversion into Class A	(717)	(7,110)

Net increase (decrease) in shares outstanding	212,510	$2,081,599

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Class C	Shares	Amount
Period ended February 28, 2011:*
Shares sold	2,402,932	$23,770,665
Shares reacquired	(325,921)	(3,192,469)

Net increase (decrease) in shares outstanding before conversion	2,077,011	20,578,196
Shares reacquired upon conversion into Class Z	(2,253)	(22,458)

Net increase (decrease) in shares outstanding	2,074,758	$20,555,738

Class Z
Period ended February 28, 2011:*
Shares sold	8,724,864	$85,833,960
Shares reacquired	(2,872,428)	(28,237,399)

Net increase (decrease) in shares outstanding before conversion	5,852,436	57,596,561
Shares issued upon conversion from Class A and Class C	2,725	27,332

Net increase (decrease) in shares outstanding	5,855,161	$57,623,893

*	Commenced operations on April 23, 2010.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended February 28, 2011.

Prudential Jennison Market Neutral Fund	45

Financial Highlights

Class A Shares
	April 23, 2010(a) Through February 28, 2011(f)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.22)
Net realized and unrealized loss on investment transactions	(.07)
Total from investment operations	(.29)
Net asset value, end of period	$9.71
Total Return(b):	(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$38,979
Average net assets (000)	$25,708
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees	3.58%	(g)
Expenses, excluding distribution and service (12b-1) fees	3.33%	(g)
Expenses, excluding distribution and service (12b-1) fees, interest and dividend expense on short positions and broker fees and expenses on short sales	1.60%	(g)
Net investment loss	(2.62)%	(g)
For Class A, B, C and Z shares:
Portfolio turnover rate	236%	(h)

(a) Inception date of Class A shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratio including distribution and services (12b-1) fees and net investment loss ratio would have been 3.92% and (2.96)%, respectively, for the period ended February 28, 2011. Does not include expenses of the underlying funds in which the fund invests.

(f) Calculations are based on average shares outstanding during the period.

(g) Annualized

(h) Not annualized.

See Notes to Financial Statements.

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Class B Shares
	April 23, 2010(a) Through February 28, 2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.28)
Net realized and unrealized loss on investment transactions	(.07)
Total from investment operations	(.35)
Net asset value, end of period	$9.65
Total Return(b):	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,051
Average net assets (000)	$1,190
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	4.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, interest and dividend expense on short positions and broker fees and expenses on short sales	1.60%	(f)
Net investment loss	(3.37)%	(f)

(a) Inception date of Class B shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratio including distribution and services (12b-1) fees and net investment loss ratio would have been 4.67% and (3.71)%, respectively, for the period ended February 28, 2011. Does not include expenses of the underlying funds in which the fund invests.

(e) Calculations are based on average shares outstanding during the period.

(f) Annualized

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	47

Financial Highlights

continued

Class C Shares
	April 23, 2010(a) Through February 28, 2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.28)
Net realized and unrealized loss on investment transactions	(.07)
Total from investment operations	(.35)
Net asset value, end of period	$9.65
Total Return(b):	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,024
Average net assets (000)	$11,469
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	4.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, interest and dividend expense on short positions and broker fees and expenses on short sales	1.60%	(f)
Net investment loss	(3.37)%	(f)

(a) Inception date of Class C shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratio including distribution and services (12b-1) fees and net investment loss ratio would have been 4.67% and (3.71)%, respectively, for the period ended February 28, 2011. Does not include expenses of the underlying funds in which the fund invests.

(e) Calculations are based on average shares outstanding during the period.

(f) Annualized

See Notes to Financial Statements.

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Class Z Shares
	April 23, 2010(a) Through February 28, 2011(e)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.20)
Net realized and unrealized loss on investment transactions	(.07)
Total from investment operations	(.27)
Net asset value, end of period	$9.73
Total Return(b):	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$56,993
Average net assets (000)	$52,147
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees	3.33%	(f)
Expenses, excluding distribution and service (12b-1) fees, interest and dividend expense on short positions and broker fees and expenses on short sales	1.60%	(f)
Net investment loss	(2.37)%	(f)

(a) Inception date of Class Z shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratio including distribution and services (12b-1) fees and net investment loss ratio would have been 3.67% and (2.71)%, respectively, for the period ended February 28, 2011. Does not include expenses of the underlying funds in which the fund invests.

(e) Calculations are based on average shares outstanding during the period.

(f) Annualized

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	49

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Market Neutral Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period from April 23, 2010 (commencement of operations) to February 28, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 23, 2010 (commencement of operations) to February 28, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2011

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Jennison Market Neutral Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 60	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Market Neutral Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Richard W. Kinville (42) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999- January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Market Neutral Fund

Approval of Advisory Agreements

Initial Approval of Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreement with Jennison Associates LLC (the “Subadviser”) with respect to the Prudential Jennison Market Neutral Fund (the “Fund”) prior to the Fund’s commencement of operations. The Board, including all of the Independent Trustees, met on March 9-11, 2010 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; the performance of an institutional account managed by the Subadviser with an investment objective and policies that are substantially similar to the Fund’s proposed investment objective and policies; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on March 9-11, 2010. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are fair and reasonable in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Prudential Jennison Market Neutral Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Nature, Quality, and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 2-4, 2009 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 2-4, 2009 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and

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extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board noted that it had been presented with information regarding the performance of an institutional account (the “Historical Account”) managed by the Subadviser with an investment objective and policies that are substantially similar to those proposed for the Fund. The information also compared the Historical Account’s performance both gross and net of fees to the Citigroup 3-Month U.S. Treasury Bill Index (the “Treasury Bill Index”) and an unmanaged index representative of returns of an institutional peer group (the “HFRX Index”) for each year or portion thereof since the Historical Account’s inception on August 31, 2006 through November 30, 2009. The Board noted that the Historical Account (gross of fees) had outperformed both indexes for 2007 and the period from January 1, 2009 through November 30, 2009, but had underperformed the Treasury Bill Index in 2008 and underperformed the HFRX Index in the period from inception on August 31, 2006 through December 31, 2006 and in 2008. The Board was also informed that, given the differences between the Fund and the Historical Account in terms of fees and restrictions imposed on the Fund as a registered investment company, but not the Historical Account, no representation was made that the Fund’s performance would be comparable to that of the Historical Account.

Fee Rates

The Board considered the proposed management fees of 1.50% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees to be paid by the Manager to the Subadviser, as follows:

Average Daily Net Assets	Fee Rate
First $175 million of average daily net assets	0.750%
Average daily net assets in excess of $175 million and up to and including $250 million	0.825%
Average daily net assets in excess of $250 million	0.900%

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to funds within the Lipper Equity Market Neutral Universe with similar investment strategies and to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in

Prudential Jennison Market Neutral Fund

Approval of Advisory Agreements (continued)

the third quartile of the Lipper Universe and the second quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares (including expenses related to short sales) were in the third quartile of the Lipper Universe and the first quartile of the Lipper Peer Group (first quartile being the lowest expenses). The Board noted that the subadvisory fee schedule was somewhat unusual in that fees payable by the Manager to the Subadviser increased as assets increased, but also considered that the fee payable by the Fund to the Manager was not affected thereby and that the subadvisory fee schedule reflected the challenge of implementing a market neutral strategy as assets grow.

The Board considered information provided by the Manager and the Subadviser comparing the Fund’s proposed management fee rate to fees charged by the Subadviser to institutional accounts managed according to an investment objective and policies that are substantially similar to those proposed for the Fund. The Board noted that the structure of the two fees was different, as the fees charged to the institutional accounts include a performance-based component that will not be charged to the Fund.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

The Board noted that the proposed management fee for the Fund did not include breakpoints under which the fee would decline as assets grew. The Board considered the potential for the Manager to realize economies of scale as the Fund’s assets grew but concluded that the proposed management fee was reasonable. The Board noted that it would review whether an alternative fee schedule (one including breakpoints) would be more appropriate for the Fund in connection with the annual renewal of the advisory agreement.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the

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Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

Prudential Jennison Market Neutral Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Market Neutral Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Market Neutral Fund
Share Class	A	B	C	Z
NASDAQ	PJNAX	PJNBX	PJNCX	PJNZX
CUSIP	74440K850	74440K843	74440K835	74440K827

MF206E    0199330-00001-00

ANNUAL REPORT	FEBRUARY 28, 2011

Prudential Real Assets Fund

Fund Type Real Assets Objective Long-term real return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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April 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Real Assets Fund

Prudential Real Assets Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 5.28%; Class B, 5.98%; Class C, 5.98%; Class Z, 4.98%. Net operating expenses: Class A, 1.75%; Class B, 2.50%; Class C, 2.50%; Class Z, 1.50%, after contractual reduction through 6/30/2012.

Cumulative Total Returns (Without Sales Charges) as of 2/28/11
Since Inception
Class A	1.80%
Class B	1.70
Class C	1.60
Class Z	1.80
Barclays Capital U.S. TIPS Index	1.06
Lipper Flexible Portfolio Funds Average	2.95

Average Annual Total Returns (With Sales Charges) as of 3/31/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A
Barclays Capital U.S. TIPS Index	N/A
Lipper Flexible Portfolio Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 2/28/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A

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Average Annual Total Returns (Without Sales Charges) as of 2/28/11
Since Inception
Class A	N/A
Class B	N/A
Class C	N/A
Class Z	N/A

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Barclays Capital U.S. TIPS Index by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal period (February 28, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through June 30, 2012, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception date: 12/30/10

Prudential Real Assets Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. During the period ended February 28, 2011, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their share through brokers affiliated with Prudential. Under certain circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00%. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a 12b-1 fee of 1% and a CDSC of 1% for shares sold within 12 months from the date of purchase. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns on investment in the graph and the returns on the tables reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Barclays Capital U.S. TIPS Index

The Barclays Capital U.S. Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper Flexible Portfolio Funds Average

The Lipper Flexible Portfolio Funds Average (Lipper Average) is Funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Investors cannot invest directly in an index or average. The returns for the Barclays U.S. TIPS Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Barclays U.S. Tips Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/11
Prudential Jennison Utility Fund (Class Z), Affiliated Mutual Funds	11.2%
Prudential Jennison Natural Resources Fund, Inc. (Class Q), Affiliated Mutual Funds	9.6
Prudential US Real Estate Fund (Class Z), Affiliated Mutual Funds	7.6
Prudential International Real Estate Fund (Class Z), Affiliated Mutual Funds	6.4
U.S. Treasury Inflationary Indexed Bonds, TIPS 2.00%, 04/15/12 - 01/15/26, U.S. Treasury Obligations	4.8

Holdings reflect only long-term investments and are subject to change.

Allocations expressed as a percentage of net assets as of 2/28/11
Affiliated Mutual Funds	34.9%
U.S. Treasury Obligations	29.3
Common Stocks	5.4

Allocations reflect only long-term investments and are subject to change.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2010, at the beginning of the period, and held through the six-month period ended February 28, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Real Assets Fund	5

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,018.00	1.75%	$2.95
	Hypothetical	$1,000.00	$1,016.12	1.75%	$8.75

Class B	Actual**	$1,000.00	$1,017.00	2.50%	$4.21
	Hypothetical	$1,000.00	$1,012.40	2.50%	$12.47

Class C	Actual**	$1,000.00	$1,016.00	2.50%	$4.21
	Hypothetical	$1,000.00	$1,012.40	2.50%	$12.47

Class Z	Actual**	$1,000.00	$1,018.00	1.50%	$2.53
	Hypothetical	$1,000.00	$1,017.36	1.50%	$7.50

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2011, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

** “Actual” expenses are calculated using the 61 day period ended February 28, 2011 due to the Class’s inception date of December 30, 2010.

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Consolidated Portfolio of Investments

as of February 28, 2011

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS — 69.6%
AFFILIATED MUTUAL FUNDS — 34.9%
263,529	Prudential International Real Estate Fund (Class Z)	$2,738,071
66,471	Prudential Jennison Natural Resources Fund, Inc. (Class Q)	4,103,279
443,666	Prudential Jennison Utility Fund (Class Z)	4,782,724
296,911	Prudential US Real Estate Fund (Class Z)	3,263,049

	TOTAL AFFILIATED MUTUAL FUNDS (cost $14,181,855)(w)	14,887,123

COMMON STOCKS — 5.4%

Metals & Mining
2,700	Agnico-Eagle Mines Ltd. (Canada)	189,945
3,100	AngloGold Ashanti Ltd., ADR (South Africa)	151,404
5,800	Barrick Gold Corp. (Canada)	306,356
4,800	Cia de Minas Buenaventura SA, ADR (Peru)	224,016
8,700	Gold Fields Ltd., ADR (South Africa)	155,817
4,700	Goldcorp, Inc. (Canada)	224,707
20,600	Harmony Gold Mining Co. Ltd., ADR (South Africa)	242,668
26,100	Hecla Mining Co.*	264,915
8,300	Kinross Gold Corp. (Canada)	131,638
2,500	Newmont Mining Corp.	138,175
3,600	Randgold Resources Ltd., ADR (United Kingdom)*	291,420

	TOTAL COMMON STOCKS (cost $2,434,115)	2,321,061

Principal Amount (000)#
U.S. TREASURY OBLIGATIONS — 29.3%

$315	U.S. Treasury Inflationary Indexed Bonds, TIPS 0.50%, 04/15/15	330,437
70	0.625%, 04/15/13	75,696
580	1.125%, 01/15/21	586,680
875	1.25%, 04/15/14-07/15/20	909,547
400	1.375%, 07/15/18-01/15/20	427,069
1,420	1.625%, 01/15/15-01/15/18	1,749,002
5	1.75%, 01/15/28	5,286
800	1.875%, 07/15/13-07/15/19	980,462
1,655	2.00%, 04/15/12-01/15/26	2,040,067
690	2.125%, 01/15/19-02/15/40	763,636
1,310	2.375%, 01/15/17-01/15/27	1,626,101
715	2.50%, 07/15/16-01/15/29	835,100
90	2.625%, 07/15/17	109,231

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	7

Consolidated Portfolio of Investments

as of February 28, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
$440	3.00%, 07/15/12	$573,500
5	3.375%, 04/15/32	7,877
575	3.625%, 04/15/28	996,951
275	3.875%, 04/15/29	486,837

	TOTAL U.S. TREASURY OBLIGATIONS (cost $12,398,473)	12,503,479

	TOTAL LONG-TERM INVESTMENTS (cost $29,014,443)	29,711,663

SHORT-TERM INVESTMENTS — 25.6%

U.S. TREASURY OBLIGATIONS(k)(n) — 16.4%
6,800	U.S. Treasury Bills 0.123%, 04/14/11(p)	6,799,275
200	0.151%, 06/16/11	199,915

	TOTAL U.S. TREASURY OBLIGATIONS (cost $6,998,889)	6,999,190

Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 9.2%
3,928,832	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $3,928,832)(w)	3,928,832

	TOTAL SHORT-TERM INVESTMENTS (cost $10,927,721)	10,928,022

	TOTAL INVESTMENTS — 95.2% (cost $39,942,164; Note 5)	40,639,685
	Other assets in excess of liabilities(x) — 4.8%	2,049,322

	NET ASSETS — 100.0%	$42,689,007

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

TIPS—Treasury Inflation-Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(p)	Represents security held in the Cayman Subsidiary.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on futures contracts as follows:

See Notes to Consolidated Financial Statements.

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Financial futures contracts open at February 28, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2011	Unrealized Appreciation(1)
	Long Position:
34	CBOE Volatility Index	May 2011	$693,450	$729,300	$35,850

(1)	U.S. Treasury Obligation with a market value of $199,915 has been segregated to cover requirements for open futures contracts as of February 28, 2011.

Commodity futures contracts open at February 28, 2011(2):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2011	Unrealized Appreciation (Depreciation)(3)
	Long Positions:
7	Corn	May 2011	$224,787	$255,850	$31,063
5	Corn	Jul. 2011	178,513	183,313	4,800
1	Gold 100 OZ	Apr. 2011	142,490	140,990	(1,500)
5	Gold 100 OZ	Jun. 2011	694,660	705,650	10,990
2	Heating Oil	Apr. 2011	229,753	246,868	17,115
9	Heating Oil	May 2011	1,059,173	1,116,726	57,553
1	Live Cattle	Apr. 2011	44,110	45,160	1,050
10	Live Cattle	Jun. 2011	453,860	458,600	4,740
1	LME Copper	Mar. 2011	239,775	247,063	7,288
5	LME Copper	May 2011	1,190,557	1,236,063	45,506
1	LME Copper	Jul. 2011	253,700	247,288	(6,412)
3	Natural Gas	Apr. 2011	135,070	121,110	(13,960)
3	Natural Gas	May 2011	121,880	123,300	1,420
4	Soybean	May 2011	282,650	272,950	(9,700)
1	Soybean	Jul. 2011	72,650	68,625	(4,025)
12	Sugar #11 (World)	May 2011	393,411	395,808	2,397
2	Sugar #11 (World)	Jul. 2011	60,670	61,062	392
5	Wheat	May 2011	207,963	204,250	(3,713)
2	Wheat	Jul. 2011	90,388	84,825	(5,563)
4	WTI Crude	Apr. 2011	373,520	387,880	14,360
11	WTI Crude	May 2011	1,077,290	1,085,040	7,750

					161,551

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	9

Consolidated Portfolio of Investments

as of February 28, 2011 continued

Commodity futures contracts open at February 28, 2011(2) (cont’d):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2011	Unrealized Appreciation (Depreciation)(3)
	Short Positions:
1	LME Copper	Mar. 2011	234,113	247,063	$(12,950)
3	LME Copper	May 2011	713,451	741,639	(28,188)

					(41,138)

					$120,413

(2)	Represents positions held in the Cayman Subsidiary.
(3)	U.S. Treasury Obligation with a market value of $6,799,275 was earmarked to cover the notional amount of commodity futures contracts as of February 28, 2011.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$18,815,955	$—	$—
Common Stocks	2,321,061	—	—
U.S. Treasury Obligations	—	19,502,669	—
Other Financial Instruments*
Futures	156,263	—	—

Total	$21,293,279	$19,502,669	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Consolidated Financial Statements.

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The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2011 were as follows:

Investment Type
U.S. Treasury Obligations	45.7%
Affiliated Mutual Funds	44.1
Common Stocks	5.4

95.2
Other assets in excess of liabilities	4.8

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and commodity risk.

The effect of such derivative instruments on the Fund‘s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2011 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$35,850	*	—	$—
Commodity contracts	Due to broker—variation margin	206,424	*	Due to broker —variation margin	86,011	*

Total		$242,274			$86,011

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	11

Consolidated Portfolio of Investments

as of February 28, 2011 continued

The effects of derivative instruments on the Consolidated Statement of Operations for the period December 30, 2010* through February 28, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(153,117)
Commodity contracts	85,473

Total	$(67,644)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$35,850
Commodity contracts	120,413

Total	$156,263

As of February 28, 2011, the Portfolio’s value at trade date for futures long position was $8,220,320 and for futures short position was $947,564.

*	Commencement of operations.

See Notes to Consolidated Financial Statements.

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Consolidated Financial Statements

FEBRUARY 28, 2011	ANNUAL REPORT

Prudential Real Assets Fund

Consolidated Statement of Assets and Liabilities

as of February 28, 2011

Assets
Investments at value:
Unaffiliated investments (cost $21,831,477)	$21,823,730
Affiliated investments (cost $18,110,687)	18,815,955
Cash	1,864,782
Deposit with broker	5,244
Receivable for Fund shares sold	318,667
Due from manager	82,611
Dividends and interest receivable	42,320
Receivable for investments sold	1,565
Prepaid expenses	249,073

Total Assets	43,203,947

Liabilities
Payable for investments purchased	311,187
Accrued expenses	182,784
Due to broker-variation margin	20,593
Distribution fee payable	284
Affiliated transfer agent fee payable	92

Total Liabilities	514,940

NET ASSETS	$42,689,007

Net assets were comprised of:
Common stock, at $.001 par value	$4,193
Paid-in capital in excess of par	41,884,829

41,889,022
Undistributed net investment income	208,489
Accumulated net realized loss on investment transactions	(262,288)
Net unrealized appreciation on investments	853,784

Net Assets, February 28, 2011	$42,689,007

See Notes to Consolidated Financial Statements.

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Class A:
Net asset value and redemption price per share ($794,244 ÷ 77,988 shares of common stock issued and outstanding)	$10.18
Maximum sales charge (5.50% of offering price)	.59

Maximum Offering price to public	$10.77

Class B:
Net asset value, offering price and redemption price per share ($75,477 ÷ 7,424 shares of common stock issued and outstanding)	$10.17

Class C:
Net asset value, offering price and redemption price per share ($549,281 ÷ 54,044 shares of common stock issued and outstanding)	$10.16

Class Z:
Net asset value, offering price and redemption price per share ($41,270,005 ÷ 4,053,128 shares of common stock issued and outstanding)	$10.18

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	15

Consolidated Statement of Operations

December 30, 2010* through February 28, 2011

Net Investment Loss
Income
Unaffiliated interest income	$46,554
Affiliated dividend income	2,350
Unaffiliated dividend income (net of foreign withholding taxes of $44)	1,375

Total income	50,279

Expenses
Advisory fee	47,918
Distribution fee—Class A	48
Distribution fee—Class B	79
Distribution fee—Class C	191
Registration fees	70,000
Offering expenses	53,000
Audit fee	45,000
Organization expenses	26,000
Legal fees and expenses	20,000
Custodian’s fees and expenses	18,000
Reports to shareholders	17,000
Transfer agent’s fee and expenses (including affiliated expense of $100) (Note 3)	10,000
Trustees’ fees	4,000
Miscellaneous	4,509

Total expenses	315,745
Advisory fee waiver and expense reimbursement (Note 2)	(234,676)

Net expenses	81,069

Net investment loss	(30,790)

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated $14,856)	5,998
Futures transactions	(67,644)

(61,646)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $705,268)	697,521
Futures	156,263

853,784

Net gain on investments	792,138

Net Increase In Net Assets Resulting From Operations	$761,348

*	Commencement of operations.

See Notes to Consolidated Financial Statements.

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Consolidated Statement of Changes in Net Assets

December 30, 2010* through February 28, 2011
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(30,790)
Net realized loss on investment transactions	(61,646)
Net change in unrealized appreciation (depreciation) on investments	853,784

Net increase in net assets resulting from operations	761,348

Fund share transactions (Note 6)
Net proceeds from shares sold	41,947,017
Cost of shares reacquired	(19,358)

Net increase in net assets resulting from Fund share transactions	41,927,659

Total increase	42,689,007

Net Assets
Beginning of period	—

End of period(a)	$42,689,007

* Commencement of operations.
(a) Includes undistributed net investment income of:	$208,489

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At February 28, 2011, the Trust consisted of four investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust. The Fund commenced investment operations on December 30, 2010. The investment objective of the Fund is to seek long-term real return. The Fund seeks to achieve its investment objective by investing primarily in real assets that may perform well in periods of high inflation.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Cayman Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

The Subsidiary commenced operations on January 3, 2011. The Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or

18	Visit our website at www.prudentialfunds.com

Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

As of February 28, 2011, the Fund held shares in the Subsidiary with a net asset value of $8,664,494, representing 20.3% of the Fund’s net assets.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of these consolidated financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing

Prudential Real Assets Fund	19

Notes to Consolidated Financial Statements

continued

time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold

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during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Cayman Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs) and in ETFs whose returns are linked to commodities or commodity indices within the limits of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Prudential Real Assets Fund	21

Notes to Consolidated Financial Statements

continued

Inflation-Protected Securities: The Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Consolidated Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and Prudential Bache Asset Management, Inc. (“PBAM”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

continued

services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60% of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also has entered into two separate subadvisory agreements with QMA and PBAM relating to the Subsidiary.

PI has contractually agreed to limit net annual Fund operating expenses and Acquired Fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses) of each class of shares to 1.50% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, and Z shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

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PIMS has advised the Fund that it has received $5,849 in front-end sales charges resulting from sales of Class A shares during the period ended February 28, 2011. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended February 28, 2011, there were no contingent deferred sales charges imposed.

PIMS, QMA, PIM, PBAM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2. The Core Fund is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the period ended February 28, 2011, aggregated $29,950,414 and $950,950, respectively. United States government securities represent $12,479,557 and $90,262 of those purchases and sales, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the period ended February 28, 2011 is presented as follows:

Affiliated Mutual Funds	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Prudential International Real Estate Fund (Class Z)	$2,666,000	$—	$—	$2,738,071
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	4,590,000	725,000	—	4,103,279
Prudential Jennison Utility Fund (Class Z)	4,570,000	—	—	4,782,724
Prudential US Real Estate Fund (Class Z)	3,066,000	—	—	3,263,049

	$14,892,000	$725,000	$—	$14,887,123

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized loss on investment transactions. For the period ended February 28, 2011, the adjustments were to increase undistributed net investment income by $239,279, increase accumulated net realized loss on investment transactions by $200,642 and decrease paid-in capital in excess of par by $38,637 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary and disallowed expenses. Net investment loss, net realized loss on investment transactions and net assets were not affected by this change.

There were no distributions paid during the period ended February 28, 2011.

As of February 28, 2011, the accumulated undistributed earnings on a tax basis was $208,489 from ordinary income.

The federal income tax basis of the Fund investments and the net unrealized appreciation as of February 28, 2011 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$40,059,697	$944,582	$(364,594)	$579,988

The difference between book basis and tax basis was attributable to deferred losses on wash sales and the tax treatment of the investment in the Subsidiary.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2011 of $108,905. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund are not subject to expiration. Accordingly, no capital gain distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such carryforward.

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Note 6. Capital

The Fund offers Class A, Class B, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 28, 2011, Prudential owned 100 Class A shares, 100 Class B shares, 100 Class C shares and 4,000,100 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period December 30, 2010* through February 28, 2011:
Shares sold	77,988	$784,301
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	77,988	$784,301

Class B
Period December 30, 2010* through February 28, 2011:
Shares sold	7,424	$74,197
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	7,424	$74,197

Class C
Period December 30, 2010* through February 28, 2011:
Shares sold	54,044	$538,945
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	54,044	$538,945

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

continued

Class Z	Shares	Amount
Period December 30, 2010* through February 28, 2011:
Shares sold	4,055,077	$40,549,574
Shares reacquired	(1,949)	(19,358)

Net increase (decrease) in shares outstanding	4,053,128	$40,530,216

*	Commencement of operations.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Companies pay a commitment fee of .10% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly. The Fund did not utilize the line of credit during the period ended February 28, 2011.

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Financial Highlights

Class A Shares
	December 30, 2010(e) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.19
Total from investment operations	.18
Net Asset Value, end of period	$10.18
Total Return(a):	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$794
Average net assets (000)	$115
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.45	%(f)(h)
Expenses, excluding distribution and service (12b-1) fees	1.20	%(f)(h)
Net investment loss	(.42	)%(f)(h)
For Class A, B, C and Z shares:
Portfolio turnover rate	4	%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

(h) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 4.93%, 4.68% and (3.90)%, respectively.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	29

Financial Highlights

continued

Class B Shares
	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investments	.19
Total from investment operations	.17
Net Asset Value, end of period	$10.17
Total Return(a):	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$76
Average net assets (000)	$47
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.20	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.20	%(e)(f)
Net investment loss	(1.36	)%(e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 5.68%, 4.68% and (4.85)%, respectively.

See Notes to Consolidated Financial Statements.

30	Visit our website at www.prudentialfunds.com

Class C Shares
	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investments	.18
Total from investment operations	.16
Net Asset Value, end of period	$10.16
Total Return(a):	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$549
Average net assets (000)	$114
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.20	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.20	%(e)(f)
Net investment loss	(1.07	)%(e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 5.68%, 4.68% and (4.56)%, respectively.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	31

Financial Highlights

continued

Class Z Shares
	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	.19
Total from investment operations	.18
Net Asset Value, end of period	$10.18
Total Return(a):	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$41,270
Average net assets (000)	$40,011
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.20	%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.20	%(e)(f)
Net investment loss	(.45	)%(e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 4.68%, 4.68% and (3.94)%, respectively.

See Notes to Consolidated Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated portfolio of investments, as of February 28, 2011, and the related consolidated statements of operations, consolidated changes in net assets and the financial highlights for the period from December 30, 2010 (commencement of operations) to February 28, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 30, 2010 (commencement of operations) to February 28, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2011

Prudential Real Assets Fund	33

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Real Assets Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

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Interested Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 60	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2000; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2000; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Real Assets Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Richard W. Kinville (42) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999- January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Richard W. Kinville, 2011; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Real Assets Fund

Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the 1940 Act, the Board considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreements with each of Quantitative Management Associates LLC (QMA), Prudential Investment Management, Inc (PIM) and Prudential Bache Asset Management, Inc. (PBAM) and (collectively, the “Subadvisers”) with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Trustees, met on September 14-16, 2010 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadvisers; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadvisers under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the meetings on September 14-16, 2010. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, PIM and QMA, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadvisers, which will serve as the Fund’s Subadvisers pursuant to the terms of each subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Prudential Real Assets Fund

Advisory Agreements (continued)

Nature, Quality, and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 21-23, 2010 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadvisers, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadvisers, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadvisers. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadvisers, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to PIM and QMA, the Board noted that it had received and considered information about PIM and QMA at the June 21-23, 2010 meetings in connection with the renewal of the subadvisory agreements between the Manager and the PIM and QMA with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadvisers. The Board considered, among other things, the qualifications, background and experience of the Subadvisers’ portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadvisers’ organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Subadvisers. The Board noted that it was satisfied with the nature, quality and extent of services provided by PIM and QMA with respect to the other Prudential Retail Funds served by PIM and QMA. The Board also noted that although the Fund is the first Prudential Retail Fund served by PBAM, PBAM currently provides similar

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investment advisory services to a Prudential Insurance Fund. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadvisers under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadvisers are affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board noted that there was no directly comparable performance information for the Board to review because neither the Manager nor any of the Subadvisers manage any mutual fund or account that combines all of the Fund’s asset classes in one product. However, the Board noted that QMA provides asset allocation services to various institutional clients, mutual funds, including Prudential Retail and Insurance Funds, and other pooled investment vehicles and QMA has provided asset allocation services between traditional and non-traditional asset classes. With respect to PIM and PBAM, the Board noted that it had been presented with information regarding the performance of institutional accounts (each a “Historical Account”) managed by the PIM and PBAM, respectively, each with an investment objective and policies that are substantially similar to those proposed for the portion of the Fund’s assets to be managed by PIM and PBAM, respectively. With respect to PIM, the information compared the Historical Account’s performance both gross and net of fees to the Barclays Capital Global Inflation Linked U.S. TIPS Index (the “TIPS Index”) for each year or portion thereof since the Historical Account’s inception on July 1, 2004 through March 31, 2010. The Board noted that the Historical Account (gross of fees) had outperformed the TIPS Index for the period since inception and for the three year and five year periods ended March 31, 2010 (gross of fees) but had underperformed the TIPS Index for the one year ended March 31, 2010 (gross of fees). With respect to PBAM, the information compared the Historical Account to the Dow Jones UBS Commodity Index and the S&P and SCI Index (each a “Commodity Index”) for each year or portion thereof since such Historical Account’s inception of July 2009. The Board noted that the Historical Account (gross of fees) has outperformed each Commodity Index since inception and for the one year period ended July 30, 2010 (gross of fees). The Board was also informed that, given the differences between the Fund and the Historical Accounts in terms of fees and restrictions imposed on the Fund as a registered investment company, but not the Historical Accounts, no representation was made that the Fund’s performance as a whole or the relevant portion of the Fund would be comparable to that of a Historical Account.

Prudential Real Assets Fund

Advisory Agreements (continued)

Fee Rates

The Board considered the proposed management fees of .60% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees to be paid by the Manager to the Subadvisers for the portion of the Fund’s assets allocated to each Subadviser, as follows:

Subadviser	Fee Rate
QMA (as asset allocator)	0.175%
PIM	0.08%
PBAM	0.45%
QMA (direct investments)	0.15%

The Board considered that Lipper currently does not have an appropriate Lipper category for the Fund. The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to funds that Lipper chose from a large selection of funds provided by the Manager to Lipper with similar investment strategies after Lipper’s consideration of certain asset and investment constraints to a Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the third quartile of the Lipper Universe and the second quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares (including expenses of underlying funds) were in the second quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board considered information provided by the Manager and the Subadvisers comparing the Fund’s proposed management fee rate to fees charged by the Subadvisers to any applicable institutional accounts managed according to an investment objective and policies that are substantially similar to those proposed for the Fund. The Board noted that the structure of the two fees was different, as the fees charged to the institutional accounts include a performance-based component that will not be charged to the Fund.

The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Visit our website at www.prudentialfunds.com

Economies of Scale

The Board noted that the proposed management fee for the Fund did not include breakpoints under which the fee would decline as assets grew. The Board considered the potential for the Manager to realize economies of scale as the Fund’s assets grew but concluded that it would be appropriate to review breakpoints in the management fee as the Fund grew.

Other Benefits to the Manager and the Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadvisers. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadvisers were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

Prudential Real Assets Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Bache Asset Management, Inc.	One New York Plaza 13th Floor New York, NY 10292

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Real Assets Fund
Share Class	A	B	C	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K777

MF207E    0199332-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended February 28, 2011 and February 28, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $123,500 and $43,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

For the fiscal period ended February 28, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $13,000 for professional tax services rendered in connection with Prudential Real Assets Fund. No amounts were billed in the fiscal years ended February 28, 2010 and 2011 for the other funds in the Registrant’s series.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	April 19, 2011

By:	/s/Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 19, 2011